SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐	Filed by a Party other than the Registrant

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☑	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NATURAL HEALTH TRENDS CORP.

(Name of Registrant As Specified in its Charter)

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NATURAL HEALTH TRENDS CORP.
12901 HUTTON DRIVE
DALLAS, TEXAS 75234

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2005

To the Shareholders of Natural Health Trends Corp.:

     The 2005 annual meeting of shareholders of Natural Health Trends Corp. (the “Company”) will be held on June 1, 2005 at 12901 Hutton Drive, Dallas, Texas 75234 at 10:00 a.m. local time (Central Standard Time). At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	Election of five (5) Directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s shareholders;

2.	Ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005;

3.	Approval of amendments to the Company’s 2002 Stock Option Plan;

4.	Approval of the Company’s reincorporation in Delaware, and

5.	Any other matters that properly come before the meeting.

     All holders of record of shares of the Company’s common stock (BHIP) at the close of business on April ___, 2005 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

April ___, 2005

Mark D. Woodburn
President and Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO OUR TRANSFER AGENT.

NATURAL HEALTH TRENDS CORP.
12901 Hutton Drive, Dallas, Texas 75234

PROXY STATEMENT

     This proxy statement contains information related to the annual meeting of shareholder of Natural Health Trends Corp. (“the Company”) to be held on June 1, 2005, beginning at 10:00 a.m., at the Company’s executive offices, 12901 Hutton Drive, Dallas, Texas 75234, and at any postponements or adjournments thereof. This proxy statement is being mailed to shareholder on or about April ___, 2005.

ABOUT THE MEETING

What is the purpose of the meeting?

     At the annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders on the preceding page of this proxy statement, including the election of Directors, ratification of the appointment of the Company’s independent public accountants, approval of amendments to the Company’s 2002 Stock Option Plan and approval of the Company’s reincorporation in Delaware.

Who is entitled to vote at the meeting?

     Only shareholders of record at the close of business on April ___, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s common stock?

     Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the shareholders to act upon the matters outlined in the Notice of Annual Meeting of Shareholders. As of the record date, ___shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least ___________ shares of common stock will be required to establish a quorum.

     Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying form of proxy and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy in person.

Can I revoke my proxy after I return it?

     Proxies given by shareholders of record for use at the annual meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the annual meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the annual meeting on the day of the annual meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of Directors (see Item One),

•	for ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005 (see Item Two),

•	for approval of amendments to the Company’s 2002 Stock Option Plan (see Item Three), and

•	for approval of the Company’s reincorporation in Delaware (see Item Four).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.

     Ratification of Independent Auditors and Amendments to 2002 Stock Option Plan. For the ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005 (Item Two) and the approval of the amendments to the 2002 Stock Option Plan (Item Three), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval.

     Reincorporation in Delaware. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the Company’s reincorporation in Delaware (Item Four).

     A properly executed proxy marked “Abstain” with respect to any of Items Two, Three or Four will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such Items.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Further, with respect to voting on the reincorporation of the Company in Delaware, if you do not give your broker or nominee specific instructions, your shares may not be voted and will count as a vote “against” the reincorporation of the Company in Delaware. Shares represented by “broker non-votes” will, however, be counted in determining whether there is a quorum.

     None of the matters to be acted on at the annual meeting give rise to any statutory right of a shareholder to dissent and obtain the appraisal of or payment for such shareholder’s shares.

What types of expenses will the Company incur?

     The expense of preparing, printing and mailing this proxy statement and notice, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit shareholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP

Who are the owners of the Company’s stock?

     The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of March 31, 2005 by (i) each shareholder we know is the beneficial owner of more than 5% of the Company’s common stock, (ii) each Director, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Executive Compensation” and (iv) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and documents filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

	Amount and
	Nature of	Percent
Name and Address	Beneficial	of
of Beneficial Owner(1)	Ownership(2)	Class(2)
Sir Brian Wolfson(3)	79,127 (4)	1.1%

Mark D. Woodburn(5)	616,922 (6)	8.3%

Terry L. LaCore(7)	1,670,890 (8)	20.8%

Randall A. Mason(9)	118,762 (10)	1.7%

Robert H. Hesse(11)	65,768 (12)	1.0%

Chris Sharng(13)	11,459 (14)	.2%

John Cavanaugh(15)	453,968(16)	6.4%

Goodwood Inc.
212 King Street West, Ste 201
Toronto, Canada M5H 1K5	492,400 (17)	7.1%

Directors and Executive Officers As a Group (10 persons)	2,399,974(4)(6)(8)(10)(12)(14)(16)	24.3%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 12901 Hutton Drive, Dallas, Texas 75234

(2)	Any securities not outstanding that are subject to options or conversion privileges exercisable within 60 days of March 31, 2005 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K of the Securities Act 1933 and Rule 13(d)-3 of the Securities Exchange Act, and based upon ___shares of common stock outstanding (excluding treasury shares) as of March 31, 2005.

(3)	Sir Brian Wolfson is the Chairman of the Board of Directors of the Company.

(4)	Includes (i) 60,000 shares issuable upon the exercise of options held by Capital Development S.A, an entity controlled by Sir Brian Wolfson (“Capital Development”), (ii) 1,984 shares of common stock issuable upon the exercise of warrants held by Capital Development, (iii) 4,190 shares of common stock owned by Capital Development, and (iv) 12,953 shares of common stock owned by Schweco Nominee Limited, an entity controlled by Sir Brian Wolfson.

(5)	Mr. Woodburn is a director and the President and Secretary of the Company.

(6)	Includes (i) 14,938 shares of common stock held by the LaCore and Woodburn Partnership, a general partnership with respect to which Mr. Woodburn is a general partner, (ii) 600,000 shares of common stock issuable upon the exercise of options held by the LaCore and Woodburn Partnership and (iii) 1,984 shares of common stock issuable upon the exercise of warrants held by the LaCore and Woodburn Partnership.

(7)	Mr. LaCore is Chief Executive Office of Lexxus International, Inc. and a director of the Company.

(8)	Includes (i) 14,938 shares of common stock held by LaCore and Woodburn Partnership, a general partnership with respect to which Mr. LaCore is a general partner, (ii) 600,000 shares issuable upon the exercise of options held by the LaCore and Woodburn Partnership, (iii) 600,000 shares of common stock issuable upon the exercise of options held by Mr. LaCore, (iv) 1,984 shares of common stock issuable upon the exercise of warrants held by the LaCore and Woodburn Partnership, (v) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. LaCore, and (vi) 451,984 shares of common stock held by Mr. LaCore.

(9)	Mr. Mason is a director of the Company.

(10)	Includes (i) 60,000 shares of common stock issuable upon the exercise of options held by Mr. Mason, (ii) 27,399 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason, and (iii) 31,363 shares of common stock owned by Magco, Inc, and entity controlled by Mr. Mason.

(11)	Mr. Hesse is a director of the Company.

(12)	Includes (i) 5,000 shares of common stock issuable upon the exercise of options held by Mr. Hesse, (ii) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Hesse, and (iii) 58,784 shares of common stock held by Mr. Hesse.

(13)	Mr. Sharng is the Executive Vice President and Chief Financial Officer of the Company.

(14)	Includes (i) 1,984 shares of common stock, (ii) 1984 shares of common stock issuable upon the exercise of warrants held by Mr. Sharng, (ii) 5,825 shares of common stock issuable upon the exercise of options held by Mr. Sharng and vested as of the record date, and (iii) 1,666 shares of common stock issuable upon the exercise of options held by Mr. Sharng vesting within 60 days of March 31, 2005, specifically, 833 options on April 1, 2005 and 833 options on May 1, 2005.

(15)	Mr. Cavanaugh is President of MarketVision.

(16)	Includes (i) 253,580 shares of common stock issuable upon the exercise of options held by Mr. Cavanaugh, (ii) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Cavanaugh, and (iii) 198,404 shares of common stock held by Mr. Cavanaugh.

(17)	According to Schedule 13G filed by Goodwood Inc., Cameron MacDonald and Peter Puccetti with the Securities and Exchange Commission on February 14, 2005, Goodwood Inc. does not directly own any shares of the Company’s common stock. Goodwood Inc. acts as the investment manager of each of Goodwood Fund, Arrow Goodwood Fund, Goodwood Capital Fund, Goodwood Fund 2.0 and KBSH Goodwood Fund and is deemed to beneficially own 471,100 shares of the Company’s common stock held by them, which includes 119,000 shares of common stock issuable upon the exercise of certain warrants. Mr. MacDonald and Mr. Puccetti control Goodwood Inc. and are thereby deemed to beneficially own 471,100 shares of common stock. In addition, Mr. MacDonald, as sole owner of BC 628088 Ltd., beneficially owns 21,300 shares of the Company’s common stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

     The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they currently serve are identified below.

		Audit	Compensation	Nominating
Director	Age	Committee	Committee	Committee
Sir Brian Wolfson	69	*	**	**
Mark D. Woodburn	34
Terry L. LaCore	32
Randall A. Mason	45	**	*	*
Robert H. Hesse	61	*	*	*

*	Member

**	Chair

Who is the Board’s Chairman?

     In May 2003, the Board elected Sir Brian Wolfson to serve as Chairman of the Board. The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and shareholders, including executive sessions of the Board in which management, Directors and other members of management do not participate, establishes the annual agenda of the Board and agendas of each meeting in consultation with the President and oversees the distribution of information to Directors.

Which Directors are considered independent?

     The Board of Directors has determined that Sir Brian Wolfson, Randall A. Mason and Robert H. Hesse are independent directors (as independence is defined in the rules of the NASDAQ Stock Market). In assessing the independence of the directors, the Board of Directors determines whether or not any director has a material relationship with us (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors considers all relevant facts and circumstances in making independence determinations, including the existence and scope of any commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

How often did the Board meet during fiscal 2004?

     The Board of Directors met six (6) times during the fiscal year ended December 31, 2004 and each director attended at least seventy-five percent (75%) of these meetings and the meetings of the committees of the Board on which such director serves.

What is the role of the Board’s committees?

     The Board of Directors has standing Audit, Compensation and Nominating Committees.

     Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The Board has determined that the members of the Audit Committee are independent for the purposes of the NASDAQ National Market listing standards and meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1). The Audit Committee does not have a member that meets the SEC criteria of an “audit committee financial expert”. However, the Company believes that the Audit Committee members collectively have acquired sophisticated business experience and accounting knowledge to fulfill the Audit Committee’s responsibilities. The Company’s Audit Committee has, and continues to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities in accordance with NASD Marketplace Rule 4350.

     Compensation Committee. The functions of the Compensation Committee are described below under the heading “Executive Compensation—Report of the Compensation Committee.”

     Nominating Committee. In July 2004, the Board of Directors created a Nominating Committee and appointed Sir Brian Wolfson, Robert H. Hesse and Randall A. Mason as the initial members of such committee. The Nominating Committee is comprised of directors who are independent for purposes of the NASDAQ National Market listing standards. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and shareholders that satisfy the Company’s policy regarding shareholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources. A copy of the Nominating Committee Charter is attached as Annex A to this Proxy Statement. The Nominating Committee did not meet during 2004.

     Shareholders wishing to submit recommendations for the 2006 annual meeting should write to the General Counsel c/o Natural Health Trends Corp., 12901 Hutton Drive, Dallas, Texas 75234. Any such shareholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and submit, within the same timeframe for submitting a shareholder proposal required by Rule 14a-8: (i) evidence in accordance with Rule 14a-8 of compliance with the shareholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

     In considering Board of Directors candidates, the Nominating Committee takes into consideration the Company’s Board Candidate Guidelines (included as Exhibit I to Annex A to this Proxy Statement), the Company’s policy regarding shareholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills.

How are Directors compensated?

     In 2004, the Company paid as director compensation approximately $42,000 to Mr. Mason, $51,000 to Capital Development S.A. (on behalf of Sir Brian Wolfson) and $9,900 to Mr. Hesse. Each director was also reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings.

     In July 2002, the Company issued options to purchase 60,000 shares of common stock to each of Sir Brian Wolfson and Randall A. Mason. The options are exercisable at $1.50 per share until July 24, 2007. In April 2003, the Company issued options to purchase 5,000 shares of common stock to Robert H. Hesse. The options are exercisable at $1.80 per share until April 9, 2006.

How do shareholders communicate with the Board?

     Shareholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to the attention of Sir Brian Wolfson, Chairman of the Board, at sirbrian@lexxusinternational.com. Accounting controls and other financial matters will be referred to our Audit Committee chairperson. Other matters will be referred to the Board of Directors, the independent directors, or individual directors as appropriate. Shareholders may also have an opportunity to communicate with board members at the annual meeting, as the Company has a policy encouraging board member attendance at such meetings. Two of the four members of the Board of Directors attended the Company’s 2003 Annual Meeting of Shareholders.

Does the Company have a Code of Ethics?

     The Company adopted a Code of Business Conduct and a Code of Ethics for Senior Financial Officers (collectively, the “Codes”) that apply to our employees, officers (including our principal executive officer and principal financial officers) and directors. The Codes are intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Codes cover all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Codes without fear of retaliation. Waiver of any provision of the Codes for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Codes relating to such individuals will be disclosed by the Company.

Certain Relationships and Related Transactions—What related party transactions involved Directors, officers, or 5% or greater stockholders?

     S&B Business Services. In August 2001, the Company entered into a written lease agreement and an oral management agreement with S&B Business Services, an affiliate of Brad LaCore, the brother of Terry LaCore, and Sherry LaCore, Brad LaCore’s wife. Under the terms of the two agreements, S&B Business Services provides warehouse facilities and certain equipment, manages and ships inventory, provides independent distributor support services and disburses payments to independent distributors. In exchange for these services the Company pays $18,000 a year for leasing a warehouse, $3,600 a year for the lease of warehouse equipment and $120,000 for the management services provided, plus an annual approximately $12,000 for business related expenses. During 2003 and 2004, the Company paid approximately $160,000 each year to S&B Business Services.

     William Woodburn. In September 2001, the Company entered into an oral consulting agreement with William Woodburn, the father of Mark Woodburn, President of the Company and a director, pursuant to which William Woodburn provided the Company with management advice and other advisory assistance. In exchange for such services, the Company starting June 8, 2001 paid to Ohio Valley Welding, Inc., an affiliate of Mr. Woodburn $6,250 on a bi-weekly basis. For each of the years 2003 and 2004, the Company paid $168,750 and approximately $118,750 respectively to Ohio Valley Welding, Inc. The consulting agreement between the Company and Mr. Woodburn was terminated as of September 30, 2004.

     MarketVision. As of March 31, 2004, the Company entered into an Agreement and Plan of Merger with MarketVision Communications Corporation, a Minnesota corporation. (“MarketVision”), and MVMergerCo, Inc. a Delaware corporation and wholly owned subsidiary of the Company (“MergerCo”), pursuant to which MarketVision was merged with and into MergerCo (the “Merger”). In exchange for all of the outstanding capital stock of MarketVision, the Company issued 690,000 shares of the Company’s common stock (the “Issued Shares”), promissory notes in the aggregate principal amount of approximately $3.2 million (the “Notes”) and a cash payment of $1,336,875, less pre-acquisition net payables due MarketVision of approximately $646,000, for a total purchase price of approximately $17.6 million, including acquisition costs of approximately $153,000. There were a total of three Notes issued by the Company, two of which were 6 month notes bearing interest at 4% per annum, and one of which is a 21-month note bearing interest at 4.5% per annum. MarketVision has been the exclusive developer and service provider of the direct selling software used by Lexxus’s business worldwide since mid-2001. Each of the 6-month notes was repaid in full in October 2004. The Company paid the former owners of MarketVision—Mr. Terry L. LaCore, a member of the Board of Directors and the Chief Executive Officer of Lexxus International, Inc. Mr. John Cavanaugh, President of MarketVision Communications Corp. and Mr. Jason Landry, Vice President—Development of MarketVision Communications Corp.—principal and interest payments in 2004 as follows:

Name	Principal	Interest	Total
Terry L. LaCore	$538,232	$13,417	$551,649

John Cavanaugh	$1,631,795	$35,288	$1,667,083

Jason Landry	$362,918	47,848	$410,766

     Pursuant to a compensation agreement based upon the number of new distributors enrolled by the Company, MarketVision charged the Company approximately $1.9 million and $1.5 million for services provided during the years ended December 31, 2003 and 2002, respectively. As of December 31, 2003, the Company owed MarketVision approximately $1.1 million in accounts payable.

     Management believes that the MarketVision transaction was in the best interests of the Company because (i) the success of the Company’s business is dependent upon the direct selling software and services provided to the Company by MarketVision and (ii) the Company anticipates enrolling a significant number of new distributors in the future, which would be very expensive under the former compensation agreement between the Company and MarketVision. Since the former owners of MarketVision include Terry L. LaCore, a member of the Company’s Board of Directors and the Chief Executive Officer of Lexxus International, Inc., a wholly owned subsidiary of the Company (“Lexxus”), the Board of Directors hired Bernstein, Conklin & Balcombe, an independent appraisal firm, to assess the fairness of the transaction with MarketVision from a financial point of view. As of March 31, 2004, Bernstein, Conklin & Balcombe delivered its opinion to the Company’s Board of Directors that the MarketVision transaction is fair to the Company from a financial point of view.

     In addition, the Company entered into a Stockholders Agreement with the former shareholders of MarketVision. Such agreement contains customary terms and conditions, including restrictions on transfer of the Issued Shares, rights of first refusal and indemnification. Further, the Stockholders Agreement contains a one time put right for the benefit of the former shareholders of MarketVision (other than Mr. LaCore) that requires the Company, during the six month period following the earlier of (i) the first anniversary of the closing date, or (ii) the date on which the Issued Shares are registered with the Securities and Exchange Commission (the “SEC”) for resale to the public, to repurchase all or part of the Issued Shares still owned by the such shareholders for $4.00 per share less any amount previously received by such shareholders from the sale of the Issued Shares. The agreement also provided the former shareholders of MarketVision with piggyback registration rights in the event the Company files a registration statement with the Securities and Exchange Commission covering the resale of Company securities, other than on Forms S-4 or S-8, stock option grants for the former shareholders (other than Mr. LaCore).

     MergerCo entered into employment agreements (the “Employment Agreements”) with each of John Cavanaugh and Jason Landry, the former owners (along with Mr. LaCore) of MarketVision, pursuant to which they have agreed to serve as President and Vice President -Development of MergerCo, respectively, following the Merger. The Employment Agreements provide Mr. Cavanaugh and Mr. Landry with annual salaries of $193,000 and $130,000, respectively, as well as options to purchase 253,580 and 56,420 shares of the Company’s common stock, respectively, at an exercise price of $18.11 per share which represented market value at the time. The Employment Agreements contain customary terms including confidentiality and non-competition provisions. Lexxus has executed a Guaranty of the obligations of MergerCo under the Employment Agreements. Immediately following the Merger, MergerCo changed its name to MarketVision Communications Corp.

     The Company and MergerCo have also entered into a license agreement with MarketVision Consulting Group, LLC, an entity owned by the former shareholders of MarketVision (other than Mr. LaCore), pursuant to which MarketVision Consulting will have the right to use, develop, modify, market, distribute and sublicense the MarketVision software to third parties in the event that the Company defaults on its payment obligations under the Notes or the Employment Agreements.

     Private Placement. In October 2004, the Company entered into a securities purchase agreement (and subscription agreements with respect to certain Canadian investors) (collectively, the “Purchase Agreements”) and a registration rights agreement (the “Registration Rights Agreement”) with certain institutional and accredited investors as well as certain officers and directors of the Company (the “Buyers”). Pursuant to the Purchase Agreements, the Company agreed to sell, and the Buyers agreed to purchase, a total of 1,369,704 units of the Company’s securities (“Units”) at a price of $12.595 per Unit. Each Unit consists of one share of Common Stock, and one common stock purchase warrant exercisable for one share of Common Stock at any time through October 6, 2009 at an exercise price of $12.47 per share (the “Warrants”). Pursuant to the Registration Rights Agreement, the Company has agreed to register the shares included in the Units and the shares issuable upon exercise of the Warrants for resale under the Act. The Registration Rights Agreement provides for the payment of certain liquidated damages in the event that delays are experienced in the Securities and Exchange Commission’s declaring that registration statement effective. The Registration Rights Agreement also provides indemnification and contribution remedies to the Buyers in connection with the resale of shares pursuant to such registration statement.

     Each of (i) Sir Brian Wolfson, Chairman of the Board of the Company, (ii) Mark D. Woodburn, President and a director of the Company, (iii) Terry L. LaCore, CEO of Lexxus

International, Inc. and a director of the Company, (iv) Chris Sharng, Executive Vice President and Chief Financial Officer of the Company, (v) John Cavanaugh, President of MarketVision Communications Corp., and (vi) Robert H. Hesse, a director of the Company, invested approximately $25,000 and purchased 1,984 Units upon the same terms and conditions as the other Buyers in the private placement. In addition, certain funds with respect to which Goodwood Inc. acts as an investment manager invested a total of $1,498,805 and purchased 119,000 Units. See “Security Ownership of Certain Beneficial Owners and Management”.

     Other. The Company’s former Controller is married to Mark Woodburn, the Company’s President, and her employment with the Company ended in August 2004. The Company paid her $100,000 during each of 2003 and 2004.

     See “Executive Compensation—Employment Agreements” and “Executive Compensation—Option Agreements” below for other related party transactions.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

     During 2004, the Audit Committee of the Board of Directors consisted of directors Randall A. Mason (Chairman) and Sir Brian Wolfson and, commencing in July 2004 Robert H. Hesse. These directors are independent for purposes of the NASDAQ National Market listing standards and meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1).

     The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant finance transactions. During 2004, the Audit Committee met five (5) times, and during 2005, the Audit Committee will meet at least quarterly.

     The Audit Committee is responsible for reviewing and helping to ensure the integrity of the Company’s financial statements. Among other matters, the Audit Committee, with management and independent auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent accountants. In addition, the Audit Committee will also function as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of a QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

     The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent public accountants and with appropriate Company financial personnel. Meetings are held with the independent public accountants who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company’s financing plans and reports recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the audit related functions the Audit Committee is to perform.

     Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

     The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2004 and met with both management and BDO Seidman, LLP, the Company’s independent public accountants, to discuss such audited financial statements. Management and the Company’s independent public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with BDO Seidman, LLP the written disclosure and the letter regarding the independence of BDO Seidman, LLP as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with BDO Seidman, LLP any matters required to be discussed by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Members of the Audit Committee

Sir Brian Wolfson
Randall A. Mason
Robert H. Hesse

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     The following Report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report of the Compensation Committee by reference therein.

     The Compensation Committee of the Board of Directors for the year ended December 31, 2004 consisted of directors Sir Brian Wolfson (Chairman) and Messrs. Randall A. Mason and Robert H. Hesse. The Compensation Committee is comprised of directors who are independent for purposes of the NASDAQ National Market listing standards. The Compensation Committee is primarily responsible for approving salaries, bonuses and other compensation for the Company’s President and executive officers, reviewing management recommendations relating to new incentive compensation plans and changes to existing incentive compensation plans, and administering the Company’s stock plans, including granting options and setting the terms thereof pursuant to such plans (all subject to approval by the Board of Directors). A copy of the Compensation Committee Charter is attached to this Proxy Statement as Annex B. During 2004, the Compensation Committee met two (2) times.

The Compensation Committee’s Executive Compensation Philosophy

     The Compensation Committee’s goal is to develop executive compensation policies and practices that are consistent with and linked to the Company’s long term goal of maximizing shareholder value. The program is designed to facilitate the long-term success and growth of the Company through the attraction, motivation, and retention of outstanding executives.

     The objectives of the Company’s executive compensation programs are to: (i) attract and retain the highest quality executives, (ii) inspire and motivate executive officers to increase Company performance, (iii) align executive officers’ financial interest with those of the Company’s long-term investors, and (iv) reward executive officers for exceptional individual contributions to the achievement of the Company’s objectives.

     Executive compensation consists of three components: base salary, annual incentive bonuses and long-term incentive awards (stock options). Each compensation component is offered to executives in varying combinations, structured in each case, to meet varying business objectives and to provide a level of total compensation comparable to similarly situated public companies.

Members of the Compensation Committee

Sir Brian Wolfson
Randall A. Mason
Robert H. Hesse

Compensation Committee Interlocks and Insider Participation

     During 2004, the following directors served on the Compensation Committee: Sir Brian Wolfson (Chairman) and Randall A. Mason. During the fiscal year 2004, no interlocking relationship existed between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Executive Officers of the Company

     Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company
Mark D. Woodburn	34	President, Secretary and Director

Chris Sharng	41	Executive Vice President and Chief Financial Officer

Terry L. LaCore	32	Chief Executive Officer of Lexxus International and Director

Keith C. Zagar	48	Chief Operating Officer and General Counsel

John Cavanaugh	43	President of MarketVision

Richard Johnson	62	President of Lexxus Japan

Timothy S. Davidson	34	Chief Accounting Officer

     Mark D. Woodburn. Mr. Woodburn has been a director of the Company since August 2000, the Chief Financial Officer and Secretary of the Company since April 1999, and the Company’s President since September 2000. In August 2004, Mr. Woodburn resigned as Chief Financial Officer of the Company. From October 1992 until February 1999, Mr. Woodburn served as a director and the Secretary of Kaire International, Inc. Mr. Woodburn has also served as the Chief Financial Officer of Lexxus International, Inc., a wholly-owned subsidiary of the Company, since March 2001.

     Chris Sharng. Mr. Sharng has been the Executive Vice President and Chief Financial Officer of the Company since August 2004. From March, 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on NASDAQ that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance.

     Terry L. LaCore. Mr. LaCore has been the Chief Executive Officer of Lexxus since March 2001 and a director of the Company since March 2003. From March 1999 until February 2001, Mr. LaCore was President of Kaire Nutraceuticals, Inc. From September 1997 until March 1999, Mr. LaCore was President of Visionquest International Inc., a network marketing company that subsequently changed its name to Netvision International, Inc. From March 1997 until September 1997, Mr. LaCore was an independent distributor with Visionquest International, Inc.

     Keith C. Zagar. Mr. Zagar has been the Chief Operating Officer and General Counsel for the Company since February 2005. Mr. Zagar joined the Company in November 2004 as Senior Legal Counsel. From February 2001 to December 2004, Mr. Zagar was co-founder and President of Guild Electrical & Telecom Services, a commercial electrical contractor and provider of specialized services, support, and equipment installations for telecommunications companies. Prior to 2001, Mr. Zagar was engaged in the private practice of law since 1981.

     John Cavanaugh. Mr. Cavanaugh has been the Chief Executive Officer of MarketVision since its founding in 2000 and its President after its acquisition by the Company in March 2004. From 1997 until 2000, Mr. Cavanaugh was the founder and CEO of WebWizard LLC, an internet application design company.

     Richard S. Johnson. Mr. Johnson is the President of Lexxus Japan and in charge of operations in Japan since November 2004. From 2000 through 2004 Mr. Johnson managed RSJ Strategic Advisory, a consulting firm he founded. From 1990 to 1999 Mr. Johnson was Senior Vice President of Amway Corporation with responsibility for the company’s businesses in Japan and Korea. In Japan, Mr. Johnson was Representative Director and President of Amway Japan Limited. Prior to that Mr. Johnson led Asia-based businesses for Tupperware, R.J. Reynolds and PepsiCo.

     Timothy S. Davidson. Mr. Davidson has been the Company’s Chief Accounting Officer since September 2004. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for telecommunications company Celion Networks, Inc., located in Richardson, Texas. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for Dallas-based telecommunications company IP Communications, Inc. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager.

Summary Compensation Table

     The following table sets forth the annual and long-term compensation of the President and executive officers earning in excess of $100,000 in the fiscal year ended December 31, 2004 (the “Named Executive Officers”):

						LONG-TERM
		ANNUAL COMPENSATION				COMPENSATION AWARDS
Name and				Other Annual		Securities Underlying
Principal Position	Year	Salary($)	Bonus	Compensation		Options(#)
Mark D. Woodburn	2004	$18,000	—	$4,000	(1)	—
President	2003	$15,979	—	—		—
	2002	$18,000	—	—		570,000

Terry L. LaCore	2004	$150,207	—	$24,000	(2)	—
Chief Executive	2003	$144,231	—	$24,000	(3)	—
Officer of Lexxus	2002	$150,000	—	$24,000	(3)	570,000
International, Inc.

Chris Sharng	2004	$92,885	$50,000	—		34,124
Executive Vice	2003	—	—	—		—
President and Chief	2002	—	—	—		—
Financial Officer

John Cavanaugh	2004	$147,843	—	—		253,580
President of	2003	—	—	—		—
MarketVision	2002	—	—	—		—
Comm. Corp.

(1)	Approximate amount pertaining to personal travel expenses paid by the Company

(2)	Approximate amount pertaining to a housing allowance for a house maintained for Mr. LaCore’s use in Dallas, Texas ($14,000) and personal travel expenses paid by the Company ($10,000)

(3)	Pertains to a housing allowance for a house maintained for Mr. LaCore’s use in Dallas, Texas

Option Grants in Last Fiscal Year

     The following table sets forth information regarding options granted to each Named Executive Officer during 2004 and the values of such options held by such individuals at fiscal year end:

		Number of		% of Total			Potential Realizable Value
		Securities		Options			At Assumed Annual Rates
		Underlying		Granted to	Exercise		Of Stock Appreciation for
	Date of	Options		Employees in	Price	Expiration	Option Term (1)
Name	Grant	Granted		Fiscal Year	$/Share	Date	5%	10%
John Cavanaugh	3/31/04	253,580	(2)	73.7%	$18.11	3/31/11	$1,607,317	$3,214,634

Chris Sharng	6/24/04	34,124	(3)	9.9%	$11.40	6/23/14	$194,507	$389,014

(1)	The amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast future appreciation, if any, of the respective underlying common stock. The potential realizable value to the optionees was computed as the difference between the appreciated value, at the expiration dates of the stock options, of the applicable underlying common stock obtainable upon exercise of such stock options over the aggregate exercise price of such stock options.

(2)	The options are 100% vested and were granted to Mr. Cavanaugh in connection with the Company’s MarketVision acquisition. See “Governance of the Company—Certain Relationships and Related Transactions—What related party transactions involved Directors?” for a description of the MarketVision transaction.

(3)	Of the total 34,124 options granted Mr. Sharng, 4,992 options vested January 31, 2005, 833 vested on March 1, 2005, and an additional 833 will vest each month thereafter up to the total grant of 34,124 options.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning the exercise of stock options during the year ended December 31, 2004 by the Named Executive Officers and the number and aggregate value of unexercised in-the-money options for stock options at December 31, 2004. The actual amount, if any, realized on exercise of stock options will depend on the amount by which the market price of the Company’s common stock on the date of exercise exceeds the exercise price. The actual value realized on the exercise of unexercised in-the-money stock options (whether exercisable or unexercisable) may be higher or lower than the values reflected in this table.

	Shares		Number of Securities			Value of Unexercised in the
	Acquired on	Value	Underlying Unexercised			Money Options at
Name	Exercise(#)	Realized ($)	Options at FY-End (#)			FY-End ($) (1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Mark D. Woodburn	-0-	-0-	600,000	(2)	-0-	$6,117,000	—

Terry L. LaCore	-0-	-0-	1,200,000	(2)	-0-	$12,234,000	—

Chris Sharng	-0-	-0-	-0-		34,124	-0-	-0-

John Cavanaugh	-0-	-0-	253,580		-0-	-0-	—

(1)	Based upon a closing price on December 31, 2004 of $11.20 per share as reported by OTC Bulletin Board.

(2)	Includes 600,000 options held by the LaCore and Woodburn Partnership, a general partnership owned by Messrs. LaCore and Woodburn.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2004 with respect to the Company’s common stock that may be issued under its existing equity compensation plans. The table shows the number of securities to be issued under compensation plans that have been approved by shareholders and those that have not been so approved. The footnotes and other information following the table are intended to provide additional detail on the compensation plans.

			(b)	(c)
	(a)		Weighted-average	Number of securities remaining
	Number of securities to		exercise price of	available for future issuance under
	be issued upon exercise of		outstanding	equity compensation plans
	outstanding options,		options, warrants	(excluding securities
Plan category	warrants and rights		and rights	reflected in column (a))
Equity compensation plans or arrangements approved by security holders(1)	344,124		$17.44	880,876

Equity compensation plans or arrangements not approved by security holders	1,331,419	(2)	$1.20	—

Total	1,675,543		$4.54	880,876

(1)	A total of 1,225,000 shares of common stock are reserved under our 2002 Stock Plan approved by shareholders in May 2003. The proposed Amendment No. 2 to the 2002 Stock Plan would, among other things, increase the number of available option shares to 1,550,000. (See Item Three)

(2)	Includes (i) options exercisable for 570,000 shares of common stock issued to the LaCore and Woodburn Partnership, (ii) options exercisable for 570,000 shares of common stock issued to Mr. LaCore, (iii) options exercisable for 30,000 shares of common stock issued to Benchmark Consulting Group (which was subsequently assigned to the LaCore and Woodburn Partnership) (also see “Option Agreements” below), (iv) options exercisable for 30,000 shares of common stock issued to Mr. LaCore on January 18, 2001, (v) options exercisable for 125,000 shares of common stock issued to certain members of the Company’s board of directors, (vi) warrants exercisable for 1,419 shares of common stock issued to Series J Warrant holders on March 3, 2000 exercisable at $141.00 per share through March 31, 2005, and (vii) options exercisable for 5,000 shares of common stock issued to an unrelated party on April 9, 2003 exercisable at $1.80 per share through April 9, 2006.

2002 Stock Option Plan

     The following is a summary of the principal features of the 2002 Stock Plan (the “2002 Stock Plan”). The summary is qualified in its entirety by reference to the complete text of the 2002 Stock Plan, together with Amendment No. 1 thereto adopted in 2003 and proposed Amendment No. 2, are attached hereto as Annex C.

     The maximum number of shares of common stock with respect to which awards may be presently granted pursuant to the 2002 Stock Plan, as amended, is 1,225,000 shares. In Item Three, we are proposing to increase the maximum number of shares to 1,550,000. As of December 31, 2004, there were 344,124 options issued under the 2002 Stock Plan at exercise prices ranging from $11.40 to $18.11. Shares issuable under the 2002 Stock Plan may be either treasury shares or authorized but un-issued shares. The number of shares available for issuance would be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

     Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the 2002 Stock Plan shall be administered by the Board of Directors of the Company or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2002 Stock Plan, by such committee (the “Plan Administrator”). Except for the terms and conditions explicitly set forth in the 2002 Stock Plan, and subject to applicable provisions of the Internal

Revenue Code of 1986, as amended (the “Code”), the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option would be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the timing of grants and all other terms and conditions of the options.

     Options granted under the 2002 Stock Plan may be incentive stock options within the meaning of Section 422 of the Code (“Incentive Options”) or stock options which are not incentive stock options (so called “non-statutory stock options” or “Non-Incentive Options”)(Incentive Options and Non-Incentive Options are collectively hereinafter referred to as “Options”). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee’s lifetime, any Incentive Options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

     In Item Three, we are proposing that the exercise prices for all Non-Incentive Options be required to be equal to or exceed the fair market value of the underlying shares on the date of grant. Also in Item Three, the exercise prices for Non-Incentive Options will be prohibited at any time from being reduced to below the fair market value of the stock on date of grant.

     The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment would be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option exercise price may also be paid as follows:

     (i) in shares of common stock held for the lesser of (A) six months or (B) the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the exercise date, or

     (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Option holder shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     To be in compliance with the Sarbanes-Oxley Act of 2002, we are proposing in Item Three to eliminate a payment method by which participants can deliver a promissory note to the Company in exercising their exercisable options.

     Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction, the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company the sale, transfer or other disposition of all or substantially all of the Company’s assets to an unrelated entity, or a change in the identity of more than three (3) directors over a two-year period (each, a “Corporate Transaction”), any award carrying a right to exercise that was not previously exercisable shall become fully exercisable; the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse; and any performance conditions imposed with respect to awards shall be deemed to be fully achieved. In Item Three, we are proposing to reduce the number of stock options that become exercisable upon a Corporate Transaction to a level that prevents any such change from triggering a 20% excise tax on a portion of the value of their option shares, in regulations known as the “golden parachute rules”.

     Incentive Options granted under the 2002 Stock Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Securities Exchange Act of 1934 to lose the benefit of the exemption under Rule 16b-3 for such transactions.

     Additional rules apply under the Code to the grant of Incentive Options. For instance, an Incentive Option must be exercised within 10 years after the date of grant, unless granted to an individual owning more than 10% of the Company’s stock, in which case the exercise period may not exceed five (5) years. Similarly, an Incentive Option must be granted at an exercise price that equals or exceeds 100% of the fair market value of the underlying stock at the time of grant, a threshold that is increased to 110% of such fair market value in the case of a grant to an individual owning more than 10% of the Company’s stock.

     For federal income tax purposes, the grant to an optionee of a Non-Incentive Option generally would not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee would recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the common stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such common stock, and would be subject to federal income tax withholding. Upon recognition of income by the optionee, the Company may claim a deduction for the amount of such compensation. The optionee would have a tax basis in the common stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option.

Upon the subsequent sale of the common stock received upon exercise of the Non-Incentive Option, an optionee would recognize capital gain or loss equal to the difference between the amount realized on such sale and his tax basis in the common stock, which may be a long-term capital gain or loss if the optionee holds the common stock for more than one year from the exercise date.

     For federal income tax purposes, in general, neither the grant nor the exercise of an Incentive Option would constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an “incentive stock option” under Code §422. If an optionee does not dispose of the common stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the common stock would be a long-term capital gain or loss, assuming the shares represent a capital asset in the optionee’s hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the common stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the common stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee would recognize compensation income taxable as ordinary income on the date the common stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the common stock on that date less the amount paid by the optionee for such common stock, or (ii) the amount realized on the disposition of the common stock less the amount paid by the optionee for such common stock; the Company may then claim a deduction for the amount of such compensation income.

     The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

     The Board may amend, alter, suspend, discontinue or terminate the 2002 Stock Plan at any time, except that any such action shall be subject to shareholder approval at the annual meeting following such Board action if such shareholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the common stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for shareholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2002 Stock Plan may materially impair the rights of any participant with respect to any vested Option granted before amendment without such participant’s consent. Unless terminated earlier by the Board, the 2002 Stock Plan shall terminate upon the earliest to occur of (i) November 17, 2012, or (ii) the date on which all shares of common stock available for issuance under the 2002 Stock Plan shall have been issued as vested shares. Upon such 2002 Stock Plan termination, all Options and unvested stock issuances outstanding under the 2002 Stock Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

     Item Three presented to the shareholders for consideration pertains to proposed amendments to the 2002 Stock Plan. See “Item Three—Amendments to 2002 Stock Option Plan”

Employment Agreements

     In June 2004, the Company entered into an employment agreement with Chris Sharng pursuant to which Mr. Sharng agreed to serve as the Company’s Executive Vice President and Chief Financial Officer. The term of Mr. Sharng’s employment commenced on August 1, 2004 and ends on December 31, 2007. The Company agreed to pay Mr. Sharng an annual base salary of $230,000, for the first year of the term and a base salary of $250,000 thereafter. Pursuant to the agreement, Mr. Sharng received options under the Company’s 2002 Stock Plan to purchase 34,124 shares of Common Stock at an exercise price equal to $11.40 per share, the closing market price on the date of grant. These options vest beginning with 4,992 options vesting on January 31, 2005, and 832 options vesting monthly thereafter. In addition, Mr. Sharng is entitled to receive a performance bonus based upon the performance of his duties and the Company’s financial performance as determined by the Company’s Compensation Committee or Board of Directors. However, for the years ending December 31, 2004 and 2005, Mr. Sharng is entitled to receive a bonus of not less than $50,000. An amount of $50,000 for the year ending December 31, 2004 was paid in February 2005. The employment agreement contains other customary terms and conditions.

     On October 7, 2004, the Company entered into employment agreements with Oscar de la Mora and Jose Villarreal Patino respectively as the General Manager and the Adjunct General Manager for Lexxus Mexico. Each of the two is paid an annual base salary of $200,000 during the five-year term of the agreements, and they are also eligible for a performance based restricted share grant based on Lexxus Mexico reaching specific targets of revenue and earnings before interest, tax, depreciation and amortization per year.

     As of November 1, 2004, the Company and Lexxus Japan entered into an employment agreement with Richard Johnson pursuant to which Mr. Johnson agreed to serve as the Company’s President — Japan and as the Representative Director of Lexxus Japan. The term of Mr. Johnson’s employment with the Company commenced on November 1, 2004 and ends on December 31, 2006. The Company agreed to pay Mr. Johnson an annual base salary of $480,000 as well as a performance bonus in accordance with the Company’s bonus program as approved by the Compensation Committee of the Board of the Directors. Pursuant to the agreement, Mr. Johnson is entitled to be reimbursed for reasonable business expenses as well as expenses related to relocating to, and living in, Japan. In addition, the Company has agreed to pay for travel expenses, certain living allowances, local transportation, certain form of tax equalization and certain club membership fees on behalf of Mr. Johnson. The employment agreement with Mr. Johnson contains other customary terms and conditions.

See “Governance of the Company—Certain Relationships and Related Transactions—What related party transactions involved Directors?” for a description of the employment agreements with John Cavanaugh and Jason Landry.

Option Agreements

     In January 2001, the Company entered into a consulting contract with Benchmark Consulting Group, an affiliate of Mark Woodburn, the Company’s President and former Chief Financial Officer, and Terry L. LaCore, the Chief Executive Officer of Lexxus International, both directors of the Company, pursuant to which Benchmark agreed to advise the Company in connection with the acquisition of, startup of, and/or merger with other companies introduced to, the Company by Benchmark, and any divesture of, the Company’s assets, subsidiaries, or the sale of, the Company itself. The Company issued to Benchmark options to purchase an aggregate of 30,000 shares of Common Stock at an exercise price of $1.10 per share. The options vested upon issuance and expire on January 18, 2011. In September 2002, such options were assigned to the LaCore and Woodburn Partnership, a general partnership owned by Terry L. LaCore and Mark Woodburn.

     In July 2002, the Company issued options to purchase 60,000 shares of common stock to each of Sir Brian Wolfson and Mr. Randall A. Mason as compensation for serving as directors of the Company. The options are exercisable at $1.50 per share until July 24, 2007. In April 2003, the Company issued options to purchase 5,000 shares of common stock to Robert H. Hesse as compensation for serving as a director of the Company. The options granted Mr. Hesse are exercisable at $1.80 per share until April 9, 2006.

     As of October 14, 2002, in exchange for Mr. LaCore’s execution of the amendment to the LaCore Option and as compensation for Mr. LaCore’s exemplary performance of his duties as Chief Executive Officer of Lexxus, the Company granted to Mr. LaCore options exercisable for 570,000 shares of common stock at an exercise price of $1.00 per share for a period of ten (10) years (the “New LaCore Option”). In November 2002, the New LaCore Option was amended to require the option holder to obtain Company approval before such holder could use the cashless exercise feature. Subsequently, the Company has accounted for the options as fixed options.

     As of October 14, 2002, in exchange for the LaCore and Woodburn Partnership’s execution of the amendment to the Benchmark Option and as compensation for Mr. Woodburn’s exemplary performance of his duties as President of the Company, the Company issued to the Partnership options exercisable for 570,000 shares of common stock at an exercise price of $1.00 per share for a period of ten (10) years (the “Partnership Option”). In November 2002, the Partnership Option was amended to require the option holder to obtain Company approval before such holder could use the cashless exercise feature.

COMPARISON OF CUMULATIVE TOTAL RETURN

     The following graph compares the performance of the Company’s common stock with the performance of the NASDAQ Stock Market (U.S. and Foreign)(“the NASDAQ Index”) and a peer group index over the five-year period extending through the fiscal year ending December 31, 2004. The graph assumes that $100 was invested on December 31, 1999 in the Company’s common stock, the NASDAQ Index and the peer group index and that all dividends, as applicable, were reinvested.

     The peer group index is a self-determined group of companies and consists of companies engaged in the direct selling business that were selected by the Company. These peer group companies are: AMS Health Sciences Inc., Mannatech Inc., Natures Sunshine Products Inc., Nu Skin Enterprises Inc., Reliv International Inc., and USANA Health Sciences Inc.

ITEM ONE

ELECTION OF DIRECTORS

     Under the By-Laws of the Company (the “By-Laws”), the number of directors may be fixed from time to time by action of the shareholders or of the directors, with all directors elected by the shareholders each year at the annual shareholder’s meeting. The Company’s board presently consists of five (5) directors whose term expires at the annual meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

     The Nominating Committee of the Board has nominated and are recommending the election of each of five (5) nominees set forth below to serve as a director until the next annual meeting of the Company’s shareholders or until his successor is duly elected and qualified. The names and biographical summaries of the five (5) persons who have been nominated by the Nominating Committee of the Board to stand for election at the annual meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the annual meeting to serve until the next annual meeting of shareholders. Proxies will be voted for the election of the five (5) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Shareholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

     In the event the proposed nominees are re-elected as the members of the Board of Directors (this Item One) and the proposal to reincorporate the Company from the State of Florida to the State of Delaware is approved (see Item Three) and implemented, then such directors will continue as directors of the surviving Delaware company.

Biographical Summaries of Nominees for the Board of Directors

     Sir Brian Wolfson. Sir Brian was elected Chairman of the Board in May 2003 and previously served as Chairman of the Board from 1998 to 2000. Sir Brian served as Chairman of the Board of Wembley PLC from 1986 to 1995. He was a Director of Fruit of the Loom, Inc. from 1992 until 2002, while serving as the Chairman of the Board from 2000 until 2002. Currently, Sir Brian is a Director of Kepner-Tregoe, Inc. and Scientific Games Corporation.

     Mark D. Woodburn. Mr. Woodburn has been a director of the Company since August 2000, the Chief Financial Officer and Secretary of the Company since April 1999, and the Company’s President since September 2000. In August 2004, Mr. Woodburn resigned as Chief Financial Officer of the Company. From October 1992 until February

1999, Mr. Woodburn served as a director and the Secretary of Kaire International, Inc. Mr. Woodburn has also served as the Chief Financial Officer of Lexxus International, Inc., a wholly-owned subsidiary of the Company, since March 2001.

     Terry L. LaCore. Mr. LaCore has been the Chief Executive Officer of Lexxus since March 2001 and a director of the Company since March 2003. From March 1999 until February 2001, Mr. LaCore was President of Kaire Nutraceuticals, Inc. From September 1997 until March 1999, Mr. LaCore was President of Visionquest International Inc., a network marketing company that subsequently changed its name to Netvision International, Inc. From March 1997 until September 1997, Mr. LaCore was an independent distributor with Visionquest International, Inc.

     Randall A. Mason. Mr. Mason has been a director of the Company since May 2003 and Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, closely held regional ancillary healthcare services provider in the states of Ohio, W. Virginia, and Pennsylvania.

     Robert H. Hesse. Mr. Hesse has been a director of the Company since July 2004 and the President of the Dorchester Group, Inc., an investment banking firm, since 1992. From 1984 to 1992, Mr. Hesse was the President of Swartwood Hesse, Inc., a registered broker-dealer. Mr. Hesse is also a director of Shortpath, Inc., an application service provider to owners and managers of real estate, since 2001, and Two Way TV, Inc., an interactive television technology company, since 1996.

The Board recommends that shareholders vote “FOR” each of the persons nominated by the Board. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO

APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS
FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2005

     The Audit Committee has appointed BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005. BDO Seidman, LLP also served as the Company’s independent auditors for the previous fiscal year. Representatives of BDO Seidman, LLP are expected to be present at the annual meeting to respond to questions and to make a statement should they so desire.

     The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for the ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent auditors. Although ratification by shareholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by shareholders of its appointment of BDO Seidman, LLP as the Company’s independent auditors is a matter of good corporate practice. If the Company’s shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

     On December 17, 2003, the Audit Committee and the Board of Directors of the Company approved the dismissal of Sherb & Co., LLP (“Sherb”) as the Company’s independent auditors of the Company’s financial statements for the year ended December 31, 2003. The Company restated its financial statements for each of the quarterly and annual periods during the fiscal years ended December 31, 2001 and 2002, as well as the first three quarterly periods of 2003 (collectively, the “Restatements”), and Sherb assisted the Company with respect to the Restatements.

     During the two most recent fiscal years and any subsequent interim period preceding Sherb’s dismissal, there were no disagreement(s) with Sherb on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Sherb, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     In addition, no “reportable events” (as defined in 304 (a) (1) (v) of Regulation S-K) were reported during the Company’s two most recent fiscal years and any subsequent interim period preceding Sherb’s dismissal.

     The Company’s Audit Committee and Board of Directors approved the engagement of BDO Seidman, LLP (“BDO”) as its new independent auditors as of December 17, 2003. Except as set forth below, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by BDO on the Company’s financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

     On November 6, 2003, the Company, through the Audit Committee, engaged BDO to (i) review the Company’s tax returns and related work papers for the years ending December 31, 1997, 1998, 1999 and 2000, each of which were prepared by Sherb, (ii) prepare the 2001 and 2002 tax returns, and (iii) consult with management on the income tax provision recorded for the third quarter ended September 30, 2003. In addition, on November 12, 2003, the Company’s Audit Committee engaged BDO to perform certain procedures with respect to (i) the Company’s revenue recognition policy related to annual fees charged to distributors, (ii) the recognition of the gain resulting from the sale of Kaire Nutraceuticals, Inc. (“Kaire”), a wholly-owned subsidiary in 2001, and (iii) the Company’s policy for estimating and recording the allowance for sales returns.

     BDO has consulted with the Company on each of the above referenced matters. As a result of such consultation and from its own reevaluation of its financial statements, the Company determined that it inadvertently applied the incorrect accounting treatment with respect to the following items (the “Restatement Items”):

(i)	revenue recognition with respect to administrative enrollment fees;

(ii)	revenue cut-off between 2002 and 2003;

(iii)	accounts receivable reconciliation to supporting documents;

(iv)	reserves established for product returns and refunds;

(v)	the gain recorded in connection with the sale of a subsidiary in 2001;

(vi)	income tax provisions; and

(vii)	stock option based compensation.

     Consequently, the Company has amended and restated its financial statements for each quarter in 2001, 2002 and 2003 as well as for the years ended December 31, 2001 and 2002.

Audit and Other Professional Fees

     Consistent with the Audit Committee’s responsibility for engaging our independent auditors, subsequent to December 17, 2003, all audit and permitted non-audit services require pre-approval by the Audit Committee. Subsequent to December 17, 2003, all services performed by the auditors were pre-approved. During 2003 and 2004, the Audit Committee approved all services performed by the auditors. Aggregate fees for which we have been billed for services rendered by Sherb and BDO are presented as follows:

	Sherb		BDO
Year Ended December 31,	2003	2004	2003	2004
		(in thousands)
Audit(1)	$72	$12	$351	$330
Audit-related(2)	—	—	137	98
Tax(3)	46	—	207	158
All other	—	—	—	—

Total	$118	$12	$695	$586

(1)	Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2)	Audit-related fees relate to assurance and associated services that traditionally are performed by the independent accountant, including: attest services that are not required by statute or regulation; accounting consultation and audits in connection with mergers, acquisitions and divestitures; employee benefit plan audits; and consultation concerning financial accounting and reporting standards.

(3)	Tax fees relate to services performed for tax compliances, planning, and advice.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of BDO Seidman, LLP as independent public auditors for the Company for the fiscal year ended December 31, 2005. Unless marked to the contrary, proxies received from shareholders will be voted in favor of the ratification of the appointment of BDO Seidman, LLP as independent public auditors for the Company for the fiscal year ended December 31, 2005.

ITEM THREE

APPROVAL OF AMENDMENTS TO THE 2002 STOCK OPTION PLAN

     A summary of the principal features of the 2002 Stock Plan (the “2002 Stock Plan”) are set forth in this proxy statement. See “Executive Compensation—2002 Stock Option Plan.” A copy of the 2002 Stock Plan, Amendment No. 1 adopted in 2003, and the proposed Amendment No. 2 are attached as Annex C to this proxy statement. The proposed amendments to the 2002 Stock Plan are as follows:

•	Require that all non-statutory stock options be granted at an exercise price that equals or exceeds the fair market value of the underlying shares on the date of the grant,

•	Exclude the 2002 Stock Plan from classification as an ERISA plan,

•	Eliminate the ability of an option participant to pay the exercise price with the delivery of a promissory note or otherwise with the proceeds of a Company loan,

•	Reduce the number of stock options exercisable upon a change in control of the Company, and

•	Increase the maximum number of shares of the Company’s common stock available for issuance under the 2002 Stock Plan from 1,225,000 shares to 1,550,000 shares.

American Jobs Creation Act of 2004

     On October 22, 2004, President Bush signed the American Jobs Creation Act of 2004 (“the Act”), representing the first major corporate tax legislation since 1986. In addition to its tax relief provisions, the Act, among other things, contains important new restrictions on deferred compensation. It enacts new requirements for “nonqualified deferred compensation” plans, including new reporting requirements, restrictions on the timing and form of elections to defer income, the timing of distributions, and certain other technical requirements. If these requirements are not met, the participant is subject to an accelerated tax liability, enhanced underpayment interest, and an additional 20% tax. “Nonqualified deferred compensation” plans are broadly defined to include any plan providing for the deferral of compensation other than a qualified employer plan and any bona fide vacation leave, sick leave, compensatory time, disability pay, or death benefit plan. General stock option arrangements in which the exercise price is at least equal to the fair market value of the underlying stock on the date of the grant are not considered to be nonqualified deferred compensation plans. But, if the stock option arrangement includes a deferral feature other than the feature that the option holder may exercise the option in the future, the stock option plan will fall under the new rule. Incentive stock options and employee stock purchase plans are not subject to the new rules, however, any discounted stock options or stock appreciation rights are subject to the new rules.

     To avoid the adverse tax consequences imposed on participants if the 2002 Stock Plan were a “nonqualified deferred compensation” plan under the Act, the proposed amendments require that all non-statutory stock options be granted at an exercise price that equals or exceeds the fair market value of the underlying shares on the date of the grant and excluding the 2002 Stock Plan from classification as an ERISA plan.

Company Loans

     Section 402 of the Sarbanes Oxley Act of 2002 prohibits personal loans to directors or executive officers of the Company. The proposed amendments to the 2002 Stock Plan eliminate the ability of an option holder to pay the exercise price with the delivery of a promissory note or otherwise with the proceeds of a Company loan.

“Golden Parachute” Rules

     Under Internal Revenue Service rules, certain stock option plan participants could be liable for a 20% excise tax on a portion of the value of their option shares upon a change in control of the Company. To address this concern, the proposed amendments to the 2002 Stock Plan reduces the number of stock options that become exercisable upon a change in control of the Company to a level that prevents any such change in control from triggering application of the excise tax.

Maximum Number of Option Shares

     The maximum number of shares of common stock with respect to which awards may be presently granted pursuant to the 2002 Stock Plan is 1,225,000 shares. As of December 31, 2004, there were 344,124 options issued under the 2002 Stock Plan at exercise prices ranging from $11.40 to $18.11 and 1,330,000 additional options outstanding under all individual option grants made prior to the 2002 Stock Plan at a weighted average exercise price of $1.06. Equity dilution from all options outstanding or available including those under the 2002 Stock Plan (prior to amendment), represent approximately 24% of fully diluted common shares outstanding as of December 31, 2004. The proposed amendments to the 2002 Stock Plan would increase that percentage to 26%, when the number of available shares that may be issued under the 2002 Stock Plan is increased to 1,550,000 shares. The Board believes this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for employees to increase the value of the Company for all shareholders. The additional 325,000 shares under the 2002 Stock Plan would represent approximately 2% of the fully diluted common shares outstanding as of December 31, 2004.

The Board recommends that shareholders vote “FOR” the approval of the amendments to the 2002 Stock Plan. Unless marked to the contrary, proxies received from shareholders will be voted in favor of the approval of the amendments to the 2002 Stock Plan.

ITEM FOUR

APPROVAL OF THE COMPANY’S REINCORPORATION IN DELAWARE

     The Company proposes to reincorporate from the State of Florida to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and Natural Health Trends Corp., a Delaware corporation and the Company’s wholly owned subsidiary (“NHTC–Delaware”). The Company’s directors and the director of NHTC-Delaware unanimously approved the Merger Agreement, and subsequently the Company, as the sole stockholder of NTHC-Delaware, adopted the Merger Agreement. The Merger Agreement is included as Annex D to this proxy statement.

Principal Reasons for the Reincorporation

     For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”). Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

     Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as the Company now proposes to do, in order to take advantage of Delaware’s flexible and responsive corporate laws. The Company believes that the Company itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in Florida. The Company’s board of directors considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which uses modern computer technology;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the DGCL continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues and are highly regarded; and

•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

     The Company believes that, as a Delaware corporation, NHTC-Delaware would be better able to attract and retain qualified directors and officers than it would be able to as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than is Florida law. The increasing frequency of claims against directors and officers litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both Florida law and Delaware law permit a corporation to include a provision in its charter that under certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under Florida law. Reincorporation from Florida to Delaware may make it easier to attract future candidates willing to serve on the Company’s board of directors, as many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

No Change in Business, Management, Jobs or Physical Location

     While the reincorporation will change the Company’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which the Company believes are immaterial. The Company’s management, including all directors and officers, will remain the same following the reincorporation. The Company’s executive officers and directors will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

NHTC-Delaware

     NHTC-Delaware, the Company’s wholly owned subsidiary, was incorporated in Delaware on March 21, 2005, under the name “Natural Health Trends Corp.” exclusively for the purpose of merging with the Company to effect the reincorporation. The address and phone number of NHTC-Delaware’s principal office are the same as the Company’s current address and phone number. Before the reincorporation, NHTC-Delaware will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of NHTC-Delaware will be governed by the DGCL and the certificate of incorporation (the “Delaware Certificate”) and the bylaws (the “Delaware Bylaws”) of NHTC-Delaware.

Some Implications of the Reincorporation

     The Merger Agreement provides that the Company will merge with and into NHTC-Delaware, with NHTC-Delaware being the surviving corporation. Under the Merger Agreement, NHTC-Delaware will assume all of the Company’s assets and liabilities, including obligations under the Company’s outstanding indebtedness and contracts, and the Company will cease to exist as a corporate entity. The Company’s existing board of directors and officers will become the board of directors and officers of NHTC-Delaware. The Company’s subsidiaries will become subsidiaries of NHTC-Delaware.

     At the effective time of the reincorporation, each outstanding share of the Company’s common stock, $0.001 par value, automatically will be converted into one share of common stock of NHTC-Delaware, $0.001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of NHTC-Delaware. Upon request, NHTC-Delaware will issue new certificates to anyone who holds the Company’s stock certificates, provided that such holder has surrendered the certificates representing the Company’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes.

     Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of NHTC-Delaware that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of NHTC-Delaware that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

     After the reincorporation, NHTC-Delaware will continue to be a publicly held corporation, with its common stock listed for trading on the NASDAQ National Market under the symbol “BHIP.” NHTC-Delaware will also file with the Securities and Exchange Commission and provide to its shareholders the same information that it has previously filed and provided.

     If the Company and NHTC-Delaware effect the reincorporation, all of the Company’s employee benefit plans, including stock option and other equity-based plans, would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Anti-Takeover Implications

     Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Delaware Certificate and the Delaware Bylaws include a number of such measures. See “—Comparison of Shareholder Rights Before and After the Reincorporation” below. The Company’s board of directors, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s board of directors. The Company’s board of directors has no independent plans to implement any defensive strategies to enhance the ability of the board of directors to negotiate with an unsolicited bidder.

     With respect to implementing defensive measures, Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Florida corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters.

Vote Required For the Reincorporation Proposal

     The Merger Agreement was unanimously approved by the Company’s board of directors and the director of NHTC-Delaware and later was adopted by the Company, as the sole stockholder of NHTC-Delaware. Approval of the reincorporation proposal, which constitutes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock. A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws. If the Company’s shareholders approve the reincorporation, the Delaware Certificate and the Delaware Bylaws in effect immediately before the effective date of the reincorporation would become the certificate of incorporation and bylaws of the surviving corporation. The Delaware Certificate and the Delaware Bylaws are attached to this proxy statement as Annexes E and F, respectively, and the description herein is qualified in its entirety by reference to these documents and to the text therein.

Comparison of Shareholder Rights Before and After the Reincorporation

     There are some differences between the Company’s current Articles of Incorporation (the “Florida Articles”) and Bylaws (the “Florida Bylaws”) and the corresponding organizational documents for NHTC-Delaware some of which are discussed in the chart below. There are also material differences between the Florida Business Corporation Act, or “FBCA,” and the DGCL which are summarized in the chart below. This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

FLORIDA	DELAWARE

Standards of Conduct for Directors

Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise
Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.
refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Removal of Directors

The Florida Bylaws provide that directors may be removed with or without cause by majority vote of the shareholders at a special meeting, and for cause by the board of directors at a special meeting.	The Delaware Certificate and the Delaware Bylaws provide that directors can be removed only for cause and by a vote of two-thirds of the shares then entitled to vote at an election of directors.

Authorized Capital Stock

The Florida Articles authorize the Company to issue 500,000,000 shares of common stock and 1,500,000 shares of preferred stock, $0.001 par value per share.	The Delaware Certificate authorizes NHTC-Delaware to issue 50,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share.

Sequestration of Shares

The FBCA has no comparable provision.	The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of NHTC-Delaware’s shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court.

Dividends and other Distributions

Under the FBCA, the Company may make a distribution, unless after giving effect to the distribution:		The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes
•	the Company would not be able to pay its debts as they come due in the usual course of business; or
•	the Company’s assets would be less than the sum of its total

liabilities.	having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

Meetings of Shareholders

As permitted under the FBCA and the Florida Articles, a special meeting of shareholders may be called by the board of directors, officers or by the holders of at least 10 % of the shares entitled to vote at the meeting.		As permitted under the DGCL, the Delaware Certificate provides that a special meeting may be called only by the Chairman of the Board or Chief Executive Officer or a majority of the board of directors.

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:		The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for beach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:
•	constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;	• •	any breach of the director’s duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve
•	constitutes a transaction from which the director derived an improper personal benefit;	•	intentional misconduct or a knowing violation of law; liability under the DGCL for unlawful payment of dividends
•	results in an unlawful distribution;		or stock purchases or redemptions, or
•	in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or	•	any transaction from which the director derived an improper personal benefit.
•	in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.	The Delaware Certificate contains a provision limiting the liability of its directors in this manner.

The Company’s board of directors believes that by limiting a directors’ liability as permitted under the DGCL, NHTC-Delaware will be able to attract and retain qualified directors. The Delaware Certificate limits the liability of NHTC-Delaware’s directors to the fullest extent permitted by the DGCL. NHTC-Delaware’s directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the reincorporation. The DGCL does not permit elimination or limitation of the liability of directors for breaches of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. In addition, the Delaware Certificate would not affect a director’s liability to third parties or under the federal securities laws.

The Company’s board of directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit NHTC-Delaware and its shareholders. However, the Company’s board of directors believes this concern is outweighed by the benefit to NHTC-Delaware of retaining highly qualified directors. The Company’s board of directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors’ liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, and the broad scope of the indemnification provisions could result in increased expense to NHTC-Delaware, the Company’s board of directors believes, however, that these provisions will help balance the legal obligations of, and protections for, directors, and will contribute to the quality and stability of NHTC-Delaware’s corporate governance. The Company’s board of directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

The members of the board of directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of NHTC-Delaware, they may personally benefit from the limitations on liability contained in the Delaware Certificate.

Indemnification

The Florida Articles and the Florida Bylaws require the Company to indemnify any and all persons whom it shall have the power to indemnify under the FBCA to the fullest extent permitted by the FBCA.

The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter in the proceeding, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute:	The Delaware Certificate and the Delaware Bylaws, as discussed below, reflect the broad scope of indemnification under the DGCL.

The Delaware Certificate provides for indemnification of any and all of the current or former directors and officers of NHTC-Delaware, or any person who is or was a director or officer of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the DGCL.

The Delaware Bylaws provide that the current or former directors or officers of NHTC-Delaware or any person who was or is serving at the request of NHTC-Delaware as an officer or director of another entity who is made or threatened to be made a party to a proceeding by virtue of his or her position shall be indemnified if the person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and in a criminal proceeding if he had no reasonable cause to believe his conduct was unlawful. Any current or former employee or agent of NHTC-Delaware or any person who was or is an employee or agent of another entity may be indemnified under the same circumstances.

The Delaware Bylaws also provide that current or former directors or officers of NHTC-Delaware or any person who was or is serving at the request of NHTC-Delaware as an officer or director of another entity who is made or threatened to be made a party to a proceeding by or in the right of NHTC-Delaware shall be indemnified if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of NHTC-Delaware, except no indemnification shall be made if such person is adjudged liable unless the court determines in such case that such person should be

•	a violation of criminal law, unless the

•	person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;
a transaction from which the person derived an improper personal benefit;
indemnified. Any current or former employee or agent or any person who was or is serving at the request of NHTC-Delaware as an employee or agent of another entity may be indemnified under the same circumstances.
• •	in the case of a director, an unlawful distribution to shareholders; or
willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

The broad scope of indemnification available under Delaware law will permit NHTC-Delaware to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors. The board of directors believes that such

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

protection is reasonable and desirable in order to enhance NHTC-Delaware’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of NHTC-Delaware with regard to the best interests of NHTC-Delaware and its shareholders.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

•	the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;	The board of directors recognizes that NHTC-Delaware may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate and the Delaware Bylaws, which are intended to be as broad as possible under applicable law.

•	the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or	The members of the board of directors may be deemed to have a personal interest in the
•	the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant	effectuation of the reincorporation, because, as directors of NHTC-Delaware, they may personally benefit from the indemnification provisions of the Delaware Certificate and Delaware Bylaws.

circumstances, regardless of whether such person met the required standard of conduct.
Amendment to Articles of Incorporation
The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and the shareholders with the amendment.
The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL. The Delaware Certificate requires the vote of not less than two-thirds of the voting power of all securities entitled to vote generally for the election of directors to amend certain sections of the Delaware Certificate.

Amendment of Bylaws
The Florida Articles provide that either the shareholders or the board of directors may amend the bylaws; provided that any amendment thereto as adopted by the shareholders may not be amended or repealed by the board of directors.
As permitted under the DGCL, the Delaware Certificate and the Delaware Bylaws provide that the Delaware Bylaws may be altered, amended, or repealed by the board of directors, subject to the right of the stockholders to adopt, amend or repeal these bylaws. The Delaware Certificate and the Delaware Bylaws further provide that these Bylaws shall not be amended or repealed by the stockholders with the affirmative vote of the holders of at lease two-thirds (2/3) of the voting power of all shares entitled to vote generally in the election of directors voting together as a single class.

Interested Director Transactions
The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that	Under the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

director was present at the meeting of directors which authorized that transaction if:		•	is ratified in good faith by the corporation’s stockholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known or
•	the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a	•	was fair to the corporation at the time it was

	sufficient number of votes when the vote of the interested director is excluded;	approved.
•	the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or	Accordingly, it is possible that certain transactions that the board of directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of NHTC-Delaware, although less than a majority of a quorum. The board of directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

•	the contract or transaction is fair and reasonable to the corporation.
The Company elected not to be governed by Section 607.0901 of the FBCA, concerning affiliated transactions.

Business Combination Statutes

•	Section 607.0901 of the FBCA, informally known as the “fair price statute,” provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares beneficially owned by an “interested shareholder,” would be required to effectuate specified transactions, including a merger, consolidation, specified sales of assets, specified sales of shares, liquidation or dissolution of the corporation and reclassification of securities involving a Florida corporation and an interested shareholder	Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested stockholders. Under the DGCL, an “interested stockholder,” defined as a stockholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities, cannot enter specified business combinations with the corporation for a period of three years following the time that such stockholder became an interested stockholder unless:
• before such time, the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder;
As previously stated, the Company elected not to be governed by Section 607.0901 of the FBCA, concerning affiliated transactions.		• upon consummation of the transaction in which any person becomes an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or
• at or subsequent to such time, the business combination is both approved by the board of directors and authorized at an annual or special meeting of stockholder, not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL. The Delaware Certificate does not contain this election.

Dissenters’ Rights

Under the FBCA, any shareholder of a corporation has the right to dissent from, and obtain fair value of his or her shares in the event of, a number of corporate actions including but not limited to:		Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger or consolidation. In addition, no appraisal rights are available to holders of shares of any class of stock which is either:
•	a plan of merger to which the corporation is a party if the shareholder is entitled to vote on the merger, or if the shareholder is a shareholder of a subsidiary that is merged with its parent;
• listed on a national securities exchange or included on the NASDAQ National Market System, or;
•	consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;	• held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger or consolidation to accept anything other than: (A) shares of the surviving corporation; (B) shares of stock that are listed on a national securities exchange or included on the NASDAQ National Market System or held of record by more than 2,000 stockholders; (C) cash in lieu of fractional shares, or (D) any combination of the above.
•	consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange;
•	any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares; and
Stockholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation participates. The Delaware Certificate does not contain a provision enlarging such appraisal rights.
•	with regard to shares issued before October 1, 2003, any amendment to the corporation’s articles of incorporation that affect the shareholder’s rights in a manner described in the statute.

Unless the articles of incorporation of a corporation otherwise provide, dissenters’ rights will not be available to the holders of any shares of any class or series which, on the applicable record date, were either registered on a national securities exchange or included on the NASDAQ National Market System or held of record by not fewer than 2,000 shareholders if the shares had a market value of at least $10 million. Neither the Florida Articles nor the Florida Bylaws contain any provisions granting additional appraisal rights.

Dissenters’ rights will not be available to shareholders of the Company in connection with the reincorporation because the Company’s shares of common stock are listed on the NASDAQ National Market System.

Action By Written Consent

The FBCA provides that, unless otherwise provided in the articles of incorporation, action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The Florida Articles do not provide otherwise.

The Delaware Certificate and the Delaware Bylaws do not permit stockholders to take action by written consent.
The Florida Bylaws provide that action required to be taken may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

     This proxy statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida Articles, the Florida Bylaws, the Delaware Certificate and the Delaware Bylaws. Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this proxy statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Accounting Treatment

     The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquiror and the surviving corporation, NHTC-Delaware, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Dissenters’ (Appraisal) Rights

     Appraisal rights are not available to the Company’s shareholders with respect to the reincorporation proposal.

Certain Federal Income Tax Consequences of Reincorporation

     The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or NHTC-Delaware. Each holder will have the same basis in the Company’s common stock received as a result of the reincorporation as that holder has in the corresponding common stock held at the time the reincorporation occurs.

     This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy does not address the tax consequences under state, local or foreign laws.

     This discussion was based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

     You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

     If the reincorporation is approved by the requisite vote of the holders of shares of the Company’s common stock, it is anticipated that the reincorporation will become effective as soon as practicable after the annual meeting of shareholders; however, the Merger Agreement may be terminated and abandoned by action of the Company’s board of directors at any time prior to the effective time of the reincorporation, whether before or after the approval by the shareholders, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would not be in the best interests of the shareholders.

     The board of directors recommends that shareholders vote in favor of the proposal to change the Company’s state of incorporation from Florida to Delaware.

OTHER MATTERS

     At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Shareholder Proposals for the 2006 Annual Meeting

     If any shareholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company’s Board of Directors with respect to the 2006 Annual Meeting of Shareholders, that proposal must be presented to the Company’s General Counsel prior to December                     , 2005. Shareholder communications to the Board of Directors, including any such communications relating to director nominees, may also be addressed to the Company’s General Counsel at the Company’s address. The Board believes that no more detailed process for these communications is appropriate, due to the variety in form, content and timing of these communications. The Company’s General Counsel will forward the substance of meaningful shareholder communications, including those relating to director candidates, to the Board or the appropriate committee upon receipt.

     Our Annual Report to Shareholders, which includes our consolidated financial statements as of and for the year ended December 31, 2004, is being mailed to you along with this proxy statement. Upon the written or oral request by any shareholder, the Company undertakes to deliver, without charge to the requesting shareholder, a copy of our Annual Report on Form 10-K. Requests should be directed to the Company’s General Counsel at 12901 Hutton Drive, Dallas, Texas 75234.

HOUSEHOLDING INFORMATION

     Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

     If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 12901 Hutton Drive, Dallas, Texas 75234, Attention: General Counsel, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

By Order of the Board of Directors,

NATURAL HEALTH TRENDS CORP.

April ___, 2005	By:

Keith C. Zagar, Chief Operating
Officer and General Counsel

ANNEX A

NATURAL HEALTH TRENDS CORP.

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
(Adopted on July 26, 2004)

I. PURPOSE

     The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Health Trends Corp., a Florida corporation (the “Company”), will be to (i) identify, review and evaluate candidates qualified to serve as directors of the Company; (ii) serve as a focal point for communication between such candidates, the Board and the Company’s management; and (iii) make recommendations to the Board of candidates for all directorships to be filled by the shareholders or the Board.

II. COMPOSITION

     The Committee shall consist of not less than two members of the Board, appointed by resolution of the Board, and shall serve at the discretion of the Board. All the members of the Committee shall be “independent” within the meaning of the rules of The Nasdaq Stock Market, Inc., and, if required by any other stock market on which the Company’s securities may be listed, that stock market. The members of the Committee shall be appointed by resolution of the Board and each member shall serve at the discretion of the Board.

III. FUNCTIONS AND AUTHORITY

3.1 General Limitation. The operation of the Committee will be subject to the provisions of the Certificate of Incorporation and Bylaws of the Company, as in effect from time to time, and the applicable provisions of the laws of the Company’s state of incorporation.

3.2 General Responsibilities. The Committee will have the full power and authority to carry out the following responsibilities:

(a)	Identify potential candidates for membership on the Board, including the authority to retain a search firm to identify candidates;

(b)	Gather information on such candidates and conduct interviews and meetings with such candidates or their references;

(c)	Make recommendations to the Board regarding candidates for membership on the Board;

(d)	Make recommendations to the Board regarding overall Board composition and makeup; and

(e)	Perform such other functions and have such power as may be necessary or convenient in the efficient discharge of the foregoing.

IV. ADMINISTRATION

4.1 The Committee’s chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the Committee.

4.2 The Committee will hold meetings whenever and for whatever purposes the Committee deems appropriate. The Committee may meet by telephone or video conference and may take action by written consent. A majority of the members of the Committee shall constitute a quorum. The Committee shall meet in executive session when it deems appropriate.

4.3 Minutes of each Committee meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board whenever so requested by the Board.

4.4 The Committee shall annually review and assess the performance of the Committee and, if appropriate, make recommendations to the Board for any changes in its role or this Charter.

Exhibit I to Annex A

NATURAL HEALTH TRENDS CORP.

Board Candidate Guidelines

     The Nominating/Corporate Governance Committee of Natural Health Trends Corp. (“Corporation”) identifies, evaluates and recommends candidates to become members of the Board of Directors (“Board”) with the goal of creating a balance of knowledge, experience and diversity. Nominations to the Board may also be submitted to the Nominating Committee by the Corporation’s stockholders in accordance with Corporation’s bylaws. Candidates are reviewed in the context of current composition of the Board, the operating requirements of the Corporation and the long-term interests of the Corporation’s stockholders. In conduction this assessment, the Committee will consider and evaluate director-candidates based upon the following factors:

°	Whether the candidate is independent pursuant to the requirements of the National Association of Security Dealers (“NASD”).

°	Candidates should be at least 21 years of age.

°	Candidates should be accomplished in their respective fields and have reputations, both personal and professional, that are consistent with the image and reputation of the Corporation.

°	Candidates should generally be, or have been, chief executive officers, chief operating officers or chief financial officers or have other high-level managerial experience in a relatively complex organization.\

°	Candidates should have the ability to read and understand basic financial statements. The Nominating Committee will also determine if any of the candidates satisfy the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

°	Candidates should have relevant experience and expertise and be able to provide insights and practical wisdom based on that experience and expertise.

°	Candidates should have knowledge of the Corporation and issues affecting the Corporation.

°	Candidates should be committed to enhancing stockholder value.

°	Candidates should understand, or have the capacity to understand, fully the legal responsibilities of a director and the governance processes of a public company.

°	Candidates should be of high moral and ethical character and should be willing to apply sound, objective and independent business judgment, and to assume broad, fiduciary responsibility.

°	Candidates should have, and be willing to commit, the required hours necessary to discharge the duties of Board membership.

°	Candidates should not have any prohibitive interlocking relationships or conflicts of interest.

°	Candidates should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Corporation.

[END OF ANNEX A]

ANNEX B

NATURAL HEALTH TRENDS CORP.

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
(Adopted on July 26, 2004)

I. PURPOSE

1.1 The purpose of the Compensation Committee (the “Committee”) of Natural Health Trends Corp. (the “Company”) shall be to assist the Board of Directors in the discharge of its responsibilities with respect to executive compensation.

1.2 The goals of the Compensation Committee are to ensure that the Company’s executive compensation programs are:

(a)	fair and appropriate to enable the Company to attract, retain and motivate superior individuals as executives and managers;

(b)	reasonable in view of the Company’s overall economic situation;

(c)	support and reinforce the Company’s long-term strategic goals; and

(d)	align the compensation of executives of the Company with stockholder interests.

II. COMPOSITION

2.1 Number. The Committee shall consist of at least two directors. The members of the Committee shall be appointed by resolution of the Board of Directors of the Company (the “Board”), and each member of the Committee shall serve at the discretion of the Board.

2.2 Qualifications. All directors on the Committee shall satisfy the following requirements, as from time to time in effect:

(a)	Section 162(m) of the Internal Revenue Code of 1986, as amended, for “outside directors”;

(b)	Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for “nonemployee directors”; and

(c)	The general requirements of The Nasdaq Stock Market, Inc. for “independent” directors.

III. FUNCTIONS AND AUTHORITY

3.1 General Limitation. The operation of the Committee will be subject to the provisions of the Certificate of Incorporation and Bylaws of the Company, as in effect from time to time, and the applicable provisions of the Company’s state of incorporation.

3.2 General Responsibilities. The Committee will have the full power and authority to carry on the following responsibilities shall:

(a)	Periodically review and approve the Company’s overall philosophy regarding executive compensation;

(b)	Review and approve compensation of Senior Officers of the Company as more fully described in Section 3.2 hereof;

(c)	Propose, or review and make recommendations of management with respect to, and adopt or amend executive compensation plans, subject to the approval of stockholders to the extent required by law or the listing requirements of any market on which its securities are traded;

(d)	Administer the Company’s equity-based compensation plans as more fully described in Section 3.3 hereof;

(e)	Annually issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement;

(f)	Recommend compensation for the Company’s Board of Directors and each committee thereof for review and approval by the full Board of Directors; and

(g)	Provide continuous oversight over all matters of executive compensation.

3.3 Compensation of Senior Officers.

(a)	The Committee shall:

(i)	evaluate the performance of the Senior Officers;

(ii)	receive, review and approve or disapprove evaluations by the Company’s President of the other Senior Officers; and

(iii)	receive and review the recommendations of the President for the compensation of the other Senior Officers.

(b)	The Committee shall review and approve the compensation of each Senior Officer, including:

(i)	the annual base salary level;

(ii)	bonus and other annual incentives;

(iii)	any grants of equity compensation or any other long-term incentives;

(iv)	employment agreements, severance arrangements, and change in control provisions/agreements, in each case to the extent applicable;

(v)	any arrangements between the Senior Officer and any subsidiary, affiliate or special purpose entity which might provide to the Senior Officer any economic benefit; and

(vi)	any other perquisites or supplemental benefits.

(c)	For purposes of this Charter, the term Senior Officer shall mean each individual who (i) is subject to the reporting requirements of Section 16 of the Exchange Act; (ii) is a direct report to the Company’s President; or (iii) has an annual base salary in excess of $100,000.

3.4 Equity Compensation Plans.

The Committee shall administer all of the Company’s equity-based compensation plans, including without limitation stock restriction, stock option, stock bonus plans. Subject to the express provisions of any particular plan, this shall include determining the rules and regulations related to the plan, determining eligibility to participate, establishing guidelines for the grant of awards, granting of awards, modifying or canceling existing grants, and establishing the terms, conditions, limitations and restrictions of awards.

3.5 Other.

(a)	The Committee shall have the authority to hire at Company expense independent compensation consultants to advise it with respect to matters related to executive compensation.

(b)	The Committee shall, at such times as it determines appropriate, review market data from third party consultants, trade associations and others to assess the Company’s competitive position for the various components of compensation (base compensation, annual incentives, long term incentives).

IV. ADMINISTRATION

4.1 The Committee’s chairperson shall be designated by the full Board of Directors or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

4.2 The Committee will hold meetings whenever and for whatever purposes the Committee deems appropriate. The Committee may meet by telephone or video conference and may take action by written consent. A majority of the members of the Committee shall constitute a quorum. The Committee shall meet in executive session when appropriate (such as when considering the executive compensation of the Chief Executive Officer).

4.3 Minutes of each Committee meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board whenever so requested by the Board.

4.4 The Committee shall annually review and assess the performance of the Committee and, if appropriate, make recommendations to the Board for any changes in its role or this Charter.

[END OF ANNEX B]

ANNEX C

NATURAL HEALTH TRENDS CORP.

2002 STOCK OPTION PLAN

ARTICLE ONE
GENERAL PROVISIONS

     I. Purpose of the Plan

          The Natural Health Trends Corp. 2002 Stock Option Plan (the “Plan”) is intended to assist Natural Health Trends Corp., a Florida corporation (the “Company”), and its Related Entities (as defined in the Appendix) in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, “Participants”), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company, its Related Entities and its shareholders.

          Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

     II. Structure of the Plan

          Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options (“Stock Options”) to purchase shares of the Company’s common stock, par value $.001 per share (the “Common Stock”). The Stock Options granted under the Plan are intended to be either incentive stock options (“Incentive Stock Options”) within the meaning of Section 422(b) of the Code or options that do not meet the requirements of Incentive Stock Options (“Non-Statutory Stock Options”).

     III. Administration of the Plan

          A. The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. The Administrator may decide, in its sole discretion, to exempt any grant of Stock Options to a Participant who is a “covered employee” within the meaning of Section 162(m)(3) of the Code from any applicable limitations of Section 162(m) of the Code by requiring decisions as to the grant of such Stock Options to be made by a committee of the Board comprised of two or more “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The foregoing terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its sole discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan (“Agreements”), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

          B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board’s authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’s delegate or delegates that were consistent with the terms of the Plan.

     IV. Eligibility

          A. The persons eligible to participate in the Plan are as follows:

     (i) Employees, directors and officers of the Company or any Related Entity;

     (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

     (iii) consultants, agents and other independent advisors who provide services to the Company or to any Related Entity.

     V. Stock Subject to the Plan

          A. Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

          B. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed one hundred million (100,000,000) shares (on a pre-reverse stock split basis).

          C. Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan and shall be counted against the maximum number of shares set forth in the last sentence of B above. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

          D. Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more shares of the Company’s preferred stock which are outstanding on the date of issuance of any Stock Option into shares of Common Stock.

ARTICLE TWO
STOCK OPTION GRANTS

     I. Stock Option Terms

          Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

          A. Exercise Price.

          1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

          2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than the Fair Market Value on the date the Incentive Stock Option is granted; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, is a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

          3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

          4. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

     (i) in shares of Common Stock held for the lesser of (A) six months or (B) the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

     (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Notwithstanding the foregoing, payment of the applicable exercise pursuant to this Section I.A.4 is subject to the approval of the Administrator (which approval may be delayed, conditioned or withheld in its sole and absolute discretion) and compliance with applicable law. In addition, an officer or director of the Company or any Related Entity may pay the exercise price of a Stock Option in shares of Common Stock only if the stockholder approval or “non-employee director” approval requirements described in Article III, Section VIII are satisfied. Moreover, no “cashless exercise” under this Plan shall be permitted by the Administrator if such cashless exercise would contravene any provision of applicable law.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

          B. Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

     (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

     (ii) Should Participant’s Service terminate by reason of Disability, then the Participant shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

     (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant’s will or the laws of descent and distribution shall have a period of twelve (12) month following the date of the Participant’s death during which to exercise each outstanding Stock Option previously held by such Participant.

     (iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

     (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant’s cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

     (vi) Should Participant’s Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

     (vii) Notwithstanding (i), (ii) or (iii) above, in the case of the grant of a Non-Statutory Stock Option, the exercise period shall extend for such period of time following cessation of Service or death as the Administrator shall set forth in the applicable Agreement.

          2. The Administrator shall have the discretion, exercisable either the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

     (i) extend the period of time for which the Stock Option is to remain exercisable, following a Participant’s cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

     (ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

          C. Stockholder Rights. The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the exercise price and become the record holder of the purchased shares.

          D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedures for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right; provided, however, that no such repurchase right shall be exercised by the Company earlier than six (6) months following the later of (i) the date on which the Stock Option is granted or (ii) the date of which the Stock Option is exercised.

          E. Limited Transferability of Stock Options. During the lifetime of the Participant, an Incentive Stock Option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death.

     II. Incentive Stock Options

          The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to

Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Stock Options may only be granted to Employees.

          B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

          C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Incentive Stock Options are granted.

          D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

          E. Holding Period. Except as permitted under the Code, Participant shall not have the right to sell, pledge, hypothecate or otherwise transfer any share of Common Stock acquired pursuant to the exercise of any Incentive Stock Option prior to the later of (i) two (2) years from the date of the grant of the Incentive Stock Option or (ii) one (1) year after the transfer to him of such share of Common Stock.

     III. Corporate Transaction

          A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully vested shares of Common Stock; provided, however, that shares of Common Stock subject to an outstanding Stock Option granted to an Employee shall not automatically vest pursuant to this Section III, A until such time as the Employee experiences an Involuntary Termination following such Corporate Transaction.

          B. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation set forth in Section II, C above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

          C. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. Cancellation and Regrant of Stock Options

          The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock, but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date. No such replacement Stock Option shall be granted with a lower exercise price than the Stock Option for which it is substituted either six (6) months before or six (6) months after the cancellation.

ARTICLE THREE
MISCELLANEOUS

     I. Financing

          To the extent permitted by applicable law, the Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

     II. Effective Date and Term of Plan

          A. The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”), provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months after the Effective Date, the Plan and any benefits granted under the Plan shall terminate.

          B. The Plan shall terminate upon the earliest to occur of (i) November 17, 2012, (ii) ten (10) years from the Effective Date or (iii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares. In addition the Board, in its sole discretion, may terminate the Plan at any time and for any reason it deems appropriate. Upon Plan termination, all Stock Options and vested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

     III. Amendment of the Plan

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or vested stock issuances at the time outstanding under the Plan unless the Participant consents to such amendment or modification. In addition, certain amendments may require the approval of the Company’s shareholders pursuant to applicable laws and regulations.

          B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained the approval of the Company’s shareholders of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate under Section 1274(d) of the Code) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV. Use of Proceeds

          Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V. Withholding

          The Company’s obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI. Regulatory Approvals

          The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company’s procurement of all approvals and permits as the Company, in its sole discretion determines to be required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

     VII. No Employment or Service Rights

          Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Related Entity employing or retaining a Participant, which rights are hereby expressly reserved, to terminate a Participant’s Service at any time for any reason, with or without cause.

     VIII. Grants to Officers and Directors

          Notwithstanding any provision of this Plan to the contrary a Stock Option granted to an officer or director of the Company or any Related Entity must be (i) approved by the Board or a Committee of the Board comprised solely of two or more “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act or (ii) approved by the Company’s shareholders or ratified by them, no later than the next Special meeting of the Company’s shareholders, in accordance with Rule 16b-3(d)(2) of the Exchange Act. The foregoing requirement as to Board, non-employee director or stockholder approval shall not apply if the terms of the applicable Agreement provide that at least six (6) months must elapse from the date on which the Stock Option is granted to the date of disposition of the Stock Option (other than upon exercise or conversion) or such Stock Option’s underlying shares of Common Stock.

     IX. Sarbanes-Oxley Act Compliance

          Notwithstanding any provision of the Plan to the contrary, the Administrator, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) and/or the United States Department of Labor, shall (i) notify in a timely manner any Participant qualifying as a beneficial owner of more than 10% of any class of equity security of the Company or any Related Entity registered under Section 12 of the Exchange Act or an officer or director of the Company or any Related Entity (each, a “reporting person” or “insider”) of any transaction occurring under the Plan or any Agreement on or after August 29, 2002 that requires reporting by the reporting person or insider on SEC Form 4 or 5, as applicable, each as revised pursuant to amendments to Exchange Act rules 16a-3, 16a-6 or 16a-8, as applicable, made by the SEC pursuant to Section 403 of the Sarbanes-Oxley Act of 2002, P.L. No. 107-204 (the “Act”); and (ii) otherwise comply with all notice, disclosure and reporting requirements applicable to the Plan pursuant to such Act.

APPENDIX to PLAN

     The following definitions shall be in effect under the Plan:

          A. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

          B. Board shall mean the Company’s Board of Directors.

          C. Code shall mean the Internal Revenue Code of 1986, as amended.

          D. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

          E. Corporate Transaction shall mean any of the following stockholder-approved transactions to which the Company is a party or affecting the composition of the Board, as the case may be:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

     (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company,

     (iii) the sale, transfer or other disposition of all or substantially all of the Company’s assets to an entity which, immediately prior to such transfer, is not a Related Entity, or

     (iv) a change in the identity of more than three (3) members of the Board over any two-year period.

     For purposes of this definition, “substantially all” shall mean at least 90% of the fair market value of the Company’s net assets and at least 70% of the fair market value of the Company’s gross assets, such fair market value to be determined by the Administrator in its sole discretion immediately prior to the transfer. “Net Assets” shall mean total assets as reported on the Company’s most recent audited financial statements issued prior to the transfer less any short-term liabilities. “Gross Assets” shall mean total assets as reported on such financial statements.

          F. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. An individual shall not be considered to have experienced Disability unless a determination of such is made by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

          G. Employee shall mean an individual who is in the employ of the Company or any Related Entity, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          H. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator taking into account such factors, as the Administrator shall deem appropriate, which are determinative of an arm’s length transaction between a willing seller and a willing buyer, neither being under an obligation to transact business, including but not limited to appropriate price to sales ratio factors.

          I. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

          (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of “base salary”, as determined by the Administrator in its sole discretion, by more than 80 percent (80%) over a continuous 12-month period.

          J. Misconduct shall having the meaning ascribed to such term or words of similar import in the Participants written employment or service contract with the Company or any Related Entity and, in addition, shall include (i) the Participant’s breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Participant for the benefit of the Company or any Related Entity, as determined by the Administrator in its sole discretion; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (iii) the Participant’s commission any act of fraud, embezzlement or dishonesty with respect to the funds or property of the Company or any Related Entity; (iv) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Company or any Related Entity; or (v) any other intentional misconduct by the Participant adversely affecting the business or affairs of the Company or any Related Entity in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Administrator may consider as grounds for the dismissal or discharge of any Participant on account of “Misconduct”.

          K. Related Entity A “parent corporation” of the Company or a “subsidiary corporation” of the Company within the meaning of Section 424(e) and (f) of the Code respectively.

          L. Service shall mean the provision of services to the Company or any Related Entity by a person in the capacity of an Employee, a non-employee member of the Board or the Board of Directors of any Related Entity or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          M. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          N. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).

NATURAL HEALTH TRENDS CORP.

AMENDMENT NO. 1 TO 2002 STOCK OPTION PLAN
(Adopted by Shareholders May 22, 2003)

     This Natural Health Trends Corp. 2002 Stock Option Plan (the “2002 Plan”) is hereby amended as follows:

     1. Article One, Section V, Paragraph B of the 2002 Plan is amended to read as follows:

     Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,225,000 shares.

     2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

     3. This Amendment shall be effective immediately upon approval by the Company’s Board of Directors and Shareholders of the Company.

Adopted by the Board of Directors
this 1st day of April 2003.

Approved by the Shareholders
this day of May 22, 2003

NATURAL HEALTH TRENDS CORP.

AMENDMENT NO. 2 TO 2002 STOCK OPTION PLAN
(Proposed)

     This Natural Health Trends Corp. 2002 Stock Option Plan (the “2002 Plan”) is hereby amended as follows:

     1. Article One, Section V, Paragraph B of the 2002 Plan is amended to add the following sentence at the end thereof:

     “The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,550,000 shares.”

     2. Article One, Section V, Paragraph C of the 2002 Plan is amended by deleting the last sentence thereof.

     3. Article Two, Section I, Paragraph A, 1 of the 2002 Plan is amended to read as follows:

     “The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant. Notwithstanding any provision of the Plan to the contrary, the Administrator shall be (i) required to set such exercise price at a level that equals or exceeds the Fair Market Value per share of Common Stock on the date of grant of the applicable Non-Statutory Stock Option and (ii) prohibited from reducing, at any time following the date of grant of the applicable Non-Statutory Stock Option, the exercise price per share of Common Stock underlying such Non-Statutory Stock Option to a level below the Fair Market Value per share of such Common Stock on the date of grant.”

     4. Article Two, Section I, Paragraph D of the 2002 Plan is amended to read as follows:

     “D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock.”

     5. Article Two, Section III of the 2002 Plan is amended by adding a new paragraph D at the end thereof, to read as follows:

     “D. Notwithstanding the foregoing provisions of this Article Two, Section III or any provision of the Plan to the contrary, if, in connection with a Corporate Transaction, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Stock Options which shall become exercisable, realizable or vested as provided in the foregoing provisions of this Article Two, Section III shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed upon the Participant.”

     6. Article Three, Section I of the 2002 Plan is amended to read as follows:

     “I. No Trust Fund or ERISA Plan Created

     Neither the Plan nor any Stock Option granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant or any other person acquires any Stock Option under this Plan, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company. No provision of this Plan shall be construed as subjecting any portion of this Plan to any requirements of the Employee Retirement Income Security Act of 1974, as amended.”

     7. Article Three of the 2002 Plan is amended by adding a new Section X at the end thereof, to read as follows:

     “The effectiveness of this Plan shall be subject to the satisfaction of any applicable shareholder approval requirements under applicable law, including, but not limited to, any such requirements listed under Section 162(m) and/or Section 422 of the Code or the rules of any national, regional or over-the-counter securities exchange on which the Common Stock or any Stock Option may be traded.”

     8. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

     9. This Amendment shall be effective immediately upon approval by the Company’s Board of Directors and Shareholders of the Company.

Adopted by the Board of Directors
this 15TH day of March 2005.

Approved by the Shareholders
this                      day of                      2005.

[END OF ANNEX C]

ANNEX D

NATURAL HEALTH TRENDS CORP.

AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”) dated as of March 23, 2005, is made and entered into by and between Natural Health Trends Corp., a Florida corporation (the “Parent”) and Natural Health Trends Corp., a Delaware corporation (the “Subsidiary”).

RECITALS

     WHEREAS, the Parent is a corporation organized and existing under the laws of the State of Florida.

     WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent.

     WHEREAS, the Parent and the Subsidiary and their respective boards of directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective shareholders to merge Parent with and into Subsidiary pursuant to the provisions of the Florida Business Corporation Act (the “FBCA”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, BE IT RESOLVED, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the “Merger”) upon the terms and conditions hereinafter set forth.

ARTICLE I.
PRINCIPAL TERMS OF THE MERGER

     Section 1.1 Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the “Surviving Corporation”) shall operate under the name “ Natural Health Trends Corp.” by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 1209 Orange Street, Corporation Trust Center, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     Section 1.2 Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

     Section 1.3 Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

     Section 1.4 Directors and Officers. At the Effective Date of the Merger, the members of the board of directors, the board committees and members thereof, and the officers of the Parent in office at the Effective Date of the Merger shall become the members of the board of directors, the board committees and members thereof and the officers, respectively, of the Surviving Corporation, each of such directors, committee members and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

ARTICLE II.
CONVERSION, CERTIFICATES AND PLANS

     Section 2.1 Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) Common Stock. Each share of the Parent’s common stock, $.001 par value per share (the “Parent’s Common Stock”), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $.001 par value per share (the “Surviving Corporation’s Common Stock”).

     (b) Options. Each option to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock, which is equal to the number of shares of the Parent’s Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

     (c) Other Rights. Any other right, by contract or otherwise, to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

     (d) Cancellation of Subsidiary Shares Held by Parent. Each share of the Subsidiary’s common stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

     Section 2.2 Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent’s Common Stock will thereafter be deemed to represent shares of the same class and series of capital stock of the Subsidiary. The holders of outstanding certificates theretofore representing the Parent’s Common Stock will not be required to surrender such certificate to the Parent.

     Section 2.3 Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent’s Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the same class and series of the Surviving Corporation’s common stock.

ARTICLE III.
TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

     Section 3.1 Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the FBCA, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     Section 3.2 Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

ARTICLE IV.
APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

     Section 4.1 Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Department of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The effective date (the “Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     Section 4.2 Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent may only be made to the extent permitted by the FBCA and the DGCL.

ARTICLE V.
MISCELLANEOUS

     Section 5.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the filing of Articles of Merger and a Certificate of Merger with the Department of State of Florida and the Secretary of State of Delaware, respectively, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Parent and the Subsidiary.

     Section 5.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

     Section 5.3 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

     Section 5.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Florida shall mandatorily apply to the Merger.

     IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

NATURAL HEALTH TRENDS CORP., a Florida corporation

By:	/s/ Mark D. Woodburn

Mark D. Woodburn, President

NATURAL HEALTH TRENDS CORP., a Delaware corporation

By:	/s/ Mark D. Woodburn

Mark D. Woodburn, President

[END OF ANNEX D]

ANNEX E

NATURAL HEALTH TRENDS CORP.

CERTIFICATE OF INCORPORATION
OF
NATURAL HEALTH TRENDS CORP.

Section 1. The name of the Corporation is Natural Health Trends Corp.

Section 2. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Corporation Trust Center, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

Section 3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Section 4. The Corporation is to have perpetual existence.

Section 5. The Corporation shall have the authority to issue 50,000,000 shares of Common Stock with a par value of $0.001 per share. The Board of Directors of the Corporation has the authority, without further action by the stockholders, to issue 5,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including without limitation dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders.

Section 6. At every annual or special meeting of stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in such holder’s name on the books of the Corporation, subject to the rights of the holders of Preferred Stock. Subject to the rights of the holders of the Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefore, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation. The Common Stock shall not be redeemable.

Section 7. The number of directors of the Corporation shall be fixed in the manner provided in the Bylaws of the Corporation. The names and mailing addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors are elected and qualified are:

Name	Address
Sir Brian Wolfson	12901 Hutton Drive, Dallas, Texas 75234
Mark D. Woodburn	12901 Hutton Drive, Dallas, Texas 75234
Terry A. LaCore	12901 Hutton Drive, Dallas, Texas 75234
Randall A. Mason	12901 Hutton Drive, Dallas, Texas 75234
Robert H. Hesse	12901 Hutton Drive, Dallas, Texas 75234

Section 8. Any director or the entire Board of Directors may be removed only for cause and only by the vote of the holders of two-thirds (2/3) of the securities of the Corporation then entitled to vote at an election of directors voting together as a single class.

Section 9. Subject to the rights, if any, of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification or removal may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified.

Section 10. Cumulative voting in the election of directors or otherwise is hereby expressly prohibited. No stockholder shall have, as a stockholder of the Corporation, any preemptive right to acquire, purchase or subscribe for the purchase of any or all additional issues of stock of the Corporation or any or all classes or series thereof, or for any securities convertible into such stock, whether now or hereafter authorized. Nothing in this Article will prohibit the Corporation from granting by contract preemptive rights or other rights to purchase stock of the Corporation.

Section 11. A director or former director of the Corporation shall not, to the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty to the Corporation or its stockholders.

Section 12. In furtherance and not in limitation of the powers conferred by statute, the Bylaws of the Corporation may be altered, amended, or repealed or new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board, subject to the stockholders’ right to adopt, amend or repeal these Bylaws or adopt new Bylaws. Notwithstanding the foregoing and anything contained in the Bylaws to the contrary, the Bylaws shall not be amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all shares of the Corporation entitled to vote generally in the election of directors voting together as a single class.

Section 13. To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, the Corporation shall indemnify any and all of the current and former directors and officers of the Corporation, or any person who is or was serving at the Corporation’s request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability.

     No amendment nor repeal of this Article, nor the adoption of any provision of this Corporation’s Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Section 14. Any action required or permitted to be taken at any annual or special meeting of stockholders may only be taken upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders. Special meetings of the stockholders, unless otherwise required by statute, may be called at any time only by the Chairman of the Board or the Chief Executive Officer of the Corporation or a majority of the Board of Directors.

Section 15. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. In addition to any affirmative vote required by applicable law or any other provision of this Certificate of Incorporation or specified in any agreement, the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of all securities of the Corporation entitled to vote generally in the election of directors shall be required to amend, add, alter, change, repeal or adopt any provisions inconsistent with Sections 8, 12, 14 or this Section 15 of this Certificate of Incorporation.

Section 16. The name of the incorporator is Keith C. Zagar, and the address of the incorporator is 12901 Hutton Drive, Dallas, Texas 75234. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the incorporator of the Corporation, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate of Incorporation, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 21st day of March, 2005.

By:	/s/ Keith C. Zagar
Keith C. Zagar, Incorporator

[END OF ANNEX E]

ANNEX F

NATURAL HEALTH TRENDS CORP.

BYLAWS
OF
NATURAL HEALTH TRENDS CORP.
(A Delaware Corporation)

ARTICLE I
OFFICES

     1.1 Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

     1.2 Other Offices. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

     2.1 Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2 Annual Meetings. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting.

     2.3 Notice of Annual Meetings. Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation with postage thereon prepaid.

     2.4 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called only by the Chairman of the Board, the Chief Executive Officer, or a majority of the members of the Board of Directors then in office. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     2.5 Notice of Special Meetings. Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation with postage thereon prepaid.

     2.6 Quorum. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.7 Organization. At each meeting of the stockholders, the Chairman of the Board or the President, determined as provided in Article VII of these Bylaws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 2.7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

     2.8 Voting. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 9.6 of Article IX of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders all matters, except where other provision is made by law, the Certificate of Incorporation, or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     2.9 List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is, to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     2.10 Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

     2.11 Actions Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of the stockholders may only be taken upon the vote of the stockholders at an annual or special meeting called and may not be taken by written consent of the stockholders.

ARTICLE III
BOARD OF DIRECTORS

     3.1 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders.

     3.2 Number, Qualification and Term of Office. The number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than eleven (11). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at any annual or special meeting or otherwise pursuant to action of the stockholders. Directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.5 of this Article III, and each director elected shall hold office until the annual meeting next after his election and until his successor is duly elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

     3.3 Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     3.4 Removal of Directors. At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, only for cause, by a vote of the holders of two-thirds of the shares then entitled to vote at an election of directors.

     3.5 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the annual meeting next after their election and until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     3.6 Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     3.7 Annual Meetings. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     3.9 Special Meetings: Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 24 hours’ notice to each director, either personally or by telephone or by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication; special meetings shall be called by the Chairman of the Board, the President, or the Secretary in like manner and on like notice on the written request of two directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication, or if he shall be present at such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     3.10 Quorum and Manner of Acting. At all meetings of the Board of Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of the Corporation’s directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

     (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

     Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

     3.12 Remuneration. Unless otherwise expressly provided by resolution adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for his services; but the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 3.12 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefore.

ARTICLE IV
COMMITTEES

     4.1 Executive Committee; How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

     4.2 Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

     4.3 Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article IV, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

     4.4 Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

     4.5 Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

     4.6 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     4.7 Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

ARTICLE V
MEETINGS – GENERAL

     5.1 Actions Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

     5.2 Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 5.2 shall constitute presence in person at such meeting.

ARTICLE VI
NOTICES

     6.1 Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication selected.

     6.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable permitted statute, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication may constitute such a waiver.

ARTICLE VII
OFFICERS

     7.1 Elected and Appointed Officers. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary, and a Treasurer, and, if the Board of Directors so elects, a Chairman of the Board (who shall be a director), and a Controller. The Board of Directors or the Executive Committee of the Board of Directors by resolution also may appoint one or more Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation.

     7.2 Time of Election or Appointment. The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in or pursuant to Section 7.1 of this Article VII. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

     7.3 Salaries of Elected Officers. The salaries of all elected officers of the Corporation shall be fixed by the Board of Directors or a committee thereof.

     7.4 Term. Each officer of the Corporation shall hold his office until his successor is duly elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

     7.5 Duties of the Chief Executive Officer. Unless the Board of Directors designates otherwise, the President shall be the chief executive officer of the Corporation. The Chief Executive Officer shall preside at all meetings of the stockholders. The Chief Executive Officer shall have such other powers and duties as usually pertain to such office or as may be delegated by the Board of Directors.

     7.6 Duties of President. Unless the Board of Directors shall otherwise delegate such duties, the President shall have general powers of oversight, supervision and management of the business and affairs of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors. He shall execute bonds, mortgages, instruments, contracts, agreements and other documentation, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     7.7 Duties of Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

     7.8 Duties of Assistant Vice Presidents. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Vice President under whose supervision he is appointed may from time to time prescribe.

     7.9 Duties of the Secretary. The Secretary shall attend all meetings the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required or appropriate. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

     7.10 Duties of Assistant Secretaries. In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.

     7.11 Duties of the Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

     7.12 Duties of Assistant Treasurers. The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

     7.13 Duties of the Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

     7.14 Duties of Assistant Controllers. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

ARTICLE VIII
INDEMNIFICATION

     8.1 Definitions. For purposes of this Article VIII, “Corporate Functionary” means any such person who is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     8.2 Actions Other than by or in the Right of the Corporation. The Corporation shall to the fullest extent permitted by the laws of the State of Delaware indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Corporate Functionary, against all costs, charges, expenses (including attorneys’ fees), liabilities and losses, judgments, fines, amounts paid in settlement and excise taxes reasonably incurred or suffered by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

     8.3 Actions by or in the Right of the Corporation. The Corporation shall to the fullest extent permitted by the laws of the State of Delaware indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Corporate Functionary, against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and to the extent that the Court of Chancery or the Court in which such action, suit, or proceeding has been brought, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     8.4 Determination of Right to Indemnification. Any indemnification under Section 8.2 or Section 8.3 of this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer or of the Corporate Functionary is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.2 or Section 8.3 of this Article VIII. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     8.5 Right to Indemnification. Notwithstanding the other provisions of this Article VIII, to the extent that a present or former director or officer, or a Corporate Functionary, has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 8.2 or Section 8.3 of this Article VIII (including, without limitation, the dismissal of an action, suit, or proceeding without prejudice or the settlement of an action, suit, or proceeding without admission of liability), or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection therewith.

     8.6 Prepaid Expenses. Expenses incurred by a present or former director or officer of the Corporation in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Expenses incurred by a Corporate Functionary in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon (i) receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VIII and (ii) such other terms and conditions, if any, as the Board of Directors deems appropriate.

     8.7 Indemnification Upon Application: Procedure upon Application.

     (a) Any indemnification of a director or officer of the Corporation under Sections 8.2, 8.3 and 8.5, or any advance to a director or officer of the Corporation under Section 8.6, of this Article VIII shall be made promptly upon, and in any event within 60 days after, the written request of the director or officer. The right to indemnification or an advance of expenses granted by this Article VIII shall be enforceable by the director or officer of the Corporation in any Court of competent jurisdiction if his claim is not paid in full within 60 days. The expenses of the director or officer incurred in connection with successfully establishing his right to indemnification or an advance of expenses, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     (b) Within 60 days after receipt of a written application by any Corporate Functionary for indemnification in his capacity as such under any of Sections 8.2, 8.3, and 8.5, or any advance under Section 8.6, of this Article VIII (i) a determination as to whether indemnification shall be made under Section 8.4 of this Article VIII, or (ii) if the request is for an advance of expenses, the Board of Directors, by majority vote of a quorum consisting of disinterested directors, shall determine whether such advance shall be made. In the case described in clause (ii) of the preceding sentence, if no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct independent legal counsel to decide whether the requested indemnification or advance shall be made. The expenses of the Corporate Functionary incurred in connection with successfully requesting indemnification or advancement of expenses in any such proceeding shall be reimbursed by the Corporation, but no such expenses in connection with an unsuccessful or only partially successful request shall be reimbursed.

     (c) In any suit brought by the director, officer or Corporate Functionary to enforce a right to indemnification under this Article VIII (but not in a suit brought to enforce a right to an advance of expenses), it shall be a defense that the director, officer or Corporate Functionary has not met the applicable standard of conduct for indemnification under Section 8.2 or Section 8.3 of this Article VIII. In any suit by the Corporation to recover expenses advanced to the director, officer or Corporate Functionary pursuant to the terms of an undertaking, the Corporation shall be entitled to recover those expenses upon a final adjudication that the director, officer or Corporate Functionary has not met the applicable standard of conduct for indemnification under Section 8.2 or Section 8.3 of this Article VIII. In any suit by the director, officer or Corporate Functionary to enforce a right to indemnification or to an advance of expenses under this Article VIII, or by the Corporation to recover expenses advanced pursuant to the terms of an undertaking, the burden of proof shall be on the Corporation.

     8.8 Other Rights and Remedies. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification and advancement of expenses or may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation or a Corporate Functionary and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these Bylaws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a director or officer of the Corporation of a Corporate Functionary to indemnification or advancement of expenses.

     8.9 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VIII.

     8.10 Savings Provision. If this Article VIII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director or officer of the Corporation, and may indemnify each Corporate Functionary, as to expense (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal, or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated.

ARTICLE IX
CERTIFICATES REPRESENTING STOCK

     9.1 Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chief Executive Officer, the President, or a Vice President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to that, except as represent such class or series of Stock; provided, that, except as otherwise provided in the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

     9.2 Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     9.3 New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

     9.4 Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     9.5 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

     9.6 Record Date. The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted, and

     (a) not more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or

     (b) not more than 60 days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or the date on which any other lawful action shall be taken, as the record date for determining the stockholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the Corporation, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

     9.7 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

     9.8 Voting Agreements. A written counterpart of any voting agreement entered into among any number of stockholders of the Corporation, or any number of stockholders of the Corporation and the Corporation itself, for the purpose of providing that shares of the Corporation shall be voted in the manner prescribed in the agreement shall be deposited with the Corporation at its registered office in Delaware and shall be subject to the inspection by any stockholder of the Corporation or any beneficiary of the agreement daily during business hours. In addition, certificates of stock or uncertificated stock shall be issued to the person or persons, or corporation or corporations authorized to act as trustee for purposes of vesting in such person or persons, corporation or corporations, the right to vote such shares, to represent any stock of an original issue so deposited with him or them, and any certificates of stock or uncertificated stock so transferred to the voting trustee or trustees shall be surrendered and cancelled and new certificates or uncertificated stock shall be issued therefore to the voting trustee or trustees. In the certificate so issued, if any, it shall be stated that it is issued pursuant to such agreement, and that fact shall also be stated in the stock ledger of the Corporation.

ARTICLE X
GENERAL PROVISIONS

     10.1 Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     10.2 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     10.3 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     10.4 Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

     10.5 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

     10.6 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise.

ARTICLE XI
RESTRICTIONS ON TRANSFER OF STOCK

     Shares of capital stock of the Corporation that have been issued by the Corporation without registration under the Securities Act of 1933, as amended from time to time, and any other applicable securities laws shall not be offered for sale, sold, assigned, transferred, or pledged by the holder thereof unless they have been duly registered under the applicable securities laws or unless the Corporation shall have received advice of counsel to the Corporation or an opinion of other counsel satisfactory to the Corporation to the effect that the proposed transfer would not be in violation of said laws, and (in addition to the legends set forth in this Article XI) a restrictive legend substantially in the form of that set forth below may be placed conspicuously on the certificate for any such shares:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or under any other applicable securities laws. The shares may not be offered for sale, sold, assigned, transferred or pledged without registration under the Act and any other applicable securities laws or without an opinion of counsel satisfactory to the Corporation that registration is not required.”

ARTICLE XII
AMENDMENTS

     These Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board, subject to the stockholders’ right to adopt, amend or repeal these Bylaws or adopt new Bylaws. Notwithstanding the foregoing and anything contained in the Bylaws to the contrary, the Bylaws shall not be amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all shares of the Corporation entitled to vote generally in the election of directors voting together as a single class.

CERTIFICATION

     I, Mark D. Woodburn, Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the Bylaws of Natural Health Trends Corp. adopted by its Board of Directors effective as of March 23, 2005.

/s/ Mark D. Woodburn
Mark D. Woodburn, Secretary

[END OF ANNEX F]

NATURAL HEALTH TRENDS CORP.

PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON JUNE 1, 2005

The undersigned hereby appoints Mark D. Woodburn or Keith C. Zagar, and each of them, jointly and severally, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of common stock of Natural Health Trends Corp. (the “Company”) which the undersigned is entitled to vote at the annual meeting of the common shareholders to be held at 12901 Hutton Drive, Dallas, Texas 75234 on Wednesday, June 1, 2005 at 10:00 a.m., Dallas, Texas time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, upon the Items set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side.)

▲ FOLD AND DETACH HERE ▲

The board of directors recommend a vote FOR Items 1, 2, 3 and 4	Please mark your votes as indicated in this example.	☒

1.	The election of the following five directors to hold office until the next annual meeting of the Company’s stockholders and until their respective successors shall have been duly elected and qualified.
	☐ FOR ALL NOMINEES (except for the names struck out below)	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
(Sir Brian Wolfson, Mark D. Woodburn, Terry L. LaCore, Randall A. Mason and Robert H. Hesse)
INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.
2.	The ratification of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.
3.	The approval of amendments to the Company’s 2002 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	The approval of the Company’s reincorporation in Delaware.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

	Date	/

Signature

Signature, If Jointly Held

If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE